                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Horace Mann Mutual Funds
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               (Name of Registrant as Specified In Its Charter)


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[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee
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Notes:

NOTICE TO ANNUITY CONTRACTHOLDERS:
SUBJECT: SEPARATE ACCOUNT VOTING INSTRUCTIONS

                                                         December 11, 1998

  The variable portion of your annuity contract is invested through one of Horace Mann Life Insurance Company's ("HMLIC") separate accounts. The separate accounts invest in one or more of the following mutual funds: the Horace Mann Growth Fund, the Horace Mann Balanced Fund, the Horace Mann Income Fund, the Horace Mann Short-Term Investment Fund, the Horace Mann Socially Responsible Fund, the Horace Mann Small Cap Fund or the Horace Mann International Equity Fund (collectively, the "Funds").

  Because you have a beneficial interest in a separate account, you're entitled to receive information and vote on issues placed before the Shareholders of the Fund or Funds in which your account value is invested. The Funds' Shareholders will consider the issues described in the enclosed voting instruction/proxy materials. You can give voting instructions to HMLIC's separate account based on your number of Fund shares. Your shares, equivalent to the number of separate account units, are shown on the enclosed voting instruction/proxy card(s). If you have invested in more than one Fund you will receive a card for each Fund and can vote on each of those cards. These cards may be received separately.

  HMLIC will vote shares of the Funds held by the separate account according to instructions received from Annuity Contractholders who have separate account units. If you don't give voting instructions to the insurance company, your shares will be voted in proportion to the responses received from other Annuity Contractholders who have separate account units.

  Please complete and return the voting instruction/proxy card(s) in the enclosed postage-paid envelope if you want to exercise your voting rights. You may also cast your vote in person at the Special Meeting of Shareholders.

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED VOTING INSTRUCTION(S)/PROXY(IES). IF YOU WISH TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR VOTING INSTRUCTION(S)/PROXY(IES) AT THE MEETING.

                                     Horace Mann Life Insurance Company


                                     Thomas Arisman, CLU
                                     Senior Vice President

HORACE MANN MUTUAL FUNDS
ONE HORACE MANN PLAZA
SPRINGFIELD, ILLINOIS 62715-0001
TELEPHONE: (217) 789-2500 OR (800) 999-1030

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
JANUARY 13, 1999
AND VOTING INSTRUCTION/PROXY STATEMENT

December 11, 1998

To the Shareholders:

  You are invited to attend a special meeting (the "Meeting") of the shareholders of the Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund (each a "Fund" and, collectively, the "Funds") of the Horace Mann Mutual Funds, a Delaware business trust (the "Trust"). The Meeting will be held at the offices of the Trust, One Horace Mann Plaza, Springfield, Illinois, on Wednesday, January 13, 1999 at 9:00 a.m., Central Time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

  1. To elect six (6) Trustees to the Board of Trustees.

  2. To ratify or reject the selection of KPMG Peat Marwick LLP as independent auditors for the current fiscal year.

  3. To approve or disapprove an investment advisory agreement with Wilshire Associates Incorporated.

  4. To approve or disapprove a proposal to permit Wilshire Associates Incorporated to replace sub-advisers or add sub-advisers to the Funds, and to enter into sub-advisory agreements with those sub-advisers, without further shareholder approval.

  5. FOR INTERNATIONAL EQUITY FUND AND SOCIALLY RESPONSIBLE FUND SHAREHOLDERS
     ONLY: To approve or disapprove a new sub-advisory agreement with Scudder Kemper Investments, Inc.

  6a. FOR GROWTH FUND SHAREHOLDERS ONLY: To approve or disapprove a sub-advisory agreement with Mellon Equity Associates, LLP.

  6b. FOR GROWTH FUND SHAREHOLDERS ONLY: To approve or disapprove a sub-advisory agreement with Brinson Partners, Inc.

  7a. FOR BALANCED FUND SHAREHOLDERS ONLY: To approve or disapprove a change to the Balanced Fund's fundamental investment restriction with respect to allowing the Fund to hold larger investments in fewer companies.

  7b. FOR BALANCED FUND SHAREHOLDERS ONLY: To approve or disapprove a change to the Balanced Fund's fundamental investment restriction with respect to investment in other investment companies.

  8. To transact such other business as may come before the meeting.

  The Board of Trustees has fixed the close of business on November 30, 1998 as the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Meeting. Shareholders are entitled to one vote for each share held.


           PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED
                        VOTING INSTRUCTION/PROXY CARD.
              SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.
              PLEASE MAIL YOUR VOTING INSTRUCTION/PROXY PROMPTLY.

                           HORACE MANN MUTUAL FUNDS
                             ONE HORACE MANN PLAZA
                       SPRINGFIELD, ILLINOIS 62715-0001

                                PROXY STATEMENT

  The accompanying voting instruction/proxy is solicited by the Board of Trustees of the Horace Mann Mutual Funds (the "Trust") for voting at the special meeting of shareholders of the Trust to be held on Wednesday, January 13, 1999, and at any and all adjournments of the meeting (the "Meeting"). The Trust is a "series company" that issues various series of shares. (Each series is referred to in this voting instruction/proxy statement as a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends, and redemptions. The series of the Trust are the Growth Fund ("GF"), Balanced Fund ("BF"), Income Fund ("IF"), Short-Term Investment Fund ("STIF"), Small Cap Growth Fund ("SCGF"), International Equity Fund ("IEF"), and Socially Responsible Fund ("SRF").

  The Trust is the funding vehicle for variable annuity contracts offered by the separate account of Horace Mann Life Insurance Company. Individual variable annuity contract holders are not the "shareholders" of the Trust. Rather, the Horace Mann Life Insurance Company and its separate account are the shareholders. To the extent required to be consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission, the Horace Mann Life Insurance Company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and its separate account on the items to be considered at the Meeting. This voting instruction/proxy is being furnished to contract owners entitled to give voting instructions with regard to each series of the Trust. In addition, this voting instruction/proxy is being furnished to those shareholders of the Growth Fund that directly own shares of that Fund. The voting instruction/proxy was first mailed to contract owners and shareholders on or about December 11, 1998.

  On Item 1 (election of trustees) and Item 2 (ratification of selection of auditors), the Trust will vote in the aggregate and not by series. On Item 3 (approval of investment advisory agreement) and Item 4 (approval of new method for selecting and replacing sub-advisers), each series of the Trust will vote separately. On Item 5 (approval of a new sub-advisory agreement with Scudder Kemper), Item 6a (approval of a sub-advisory agreement with Mellon Equity),
Item 6b (approval of a sub-advisory agreement with Brinson Partners), Item 7a (approval of a change in the Balanced Fund's fundamental investment restriction with respect to allowing the Balanced Fund to hold larger investments in fewer companies), and Item 7b (approval of a change in the Balanced Fund's fundamental investment restriction with respect to investment in other investment companies), each affected series of the Trust will vote separately. The Board recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this voting instruction/proxy statement entitled "Miscellaneous."

  The following table indicates which shareholders are solicited with respect to each Item:

                      ITEM                        GF  BF  IF  STIF SCGF IEF SRF
                      ----                        --- --- --- ---- ---- --- ---
Election of Board Members (Item 1)                  X   X   X   X    X    X   X
Ratification of Selection of Auditors (Item 2)      X   X   X   X    X    X   X
Approval of Investment Advisory Agreement (Item
 3)                                                 X   X   X   X    X    X   X
Approval of New Method of Selecting and
 Replacing Sub-Advisers (Item 4)                    X   X   X   X    X    X   X
Approval of Investment Sub-Advisory Agreement
 with Scudder Kemper (Item 5)                                             X   X
Approval of Investment Sub-Advisory Agreement
 with Mellon Equity (Item 6a)                       X
Approval of Sub-Advisory Agreement with Brinson
 Partners (Item 6b)                                 X
Approval of Changes in Fundamental Investment
 Restriction with Respect to Issuer
 Diversification (Items 7a)                             X
Approval of Changes in Fundamental Investment
 Restriction with Respect to Investment in Other
 Investment Companies (Item 7b)                         X

  The Board has fixed the close of business on November 30, 1998 as the record date for the determination of shareholders of the Trust entitled notice of and to vote at the Meeting. As of November 30, 1998, the Growth Fund had 24,478,907 shares issued and outstanding, the Balanced Fund had 20,176,810 shares issued and outstanding, the Income Fund had 966,824 shares issued and outstanding, the Short-Term Investment Fund had 121,138 shares issued and outstanding, the Small Cap Growth Fund had 2,266,407 shares issued and outstanding, the International Equity Fund had 824,565 shares issued and outstanding, and the Socially Responsible Fund had 2,552,284 shares issued and outstanding.

ITEM 1. ELECTION OF BOARD OF TRUSTEES

  At the meeting, six (6) Trustees are to be elected to constitute the Board of the Trust. All nominees (except Messrs. Richard A. Holt and Richard D.
Lang) were elected to the Board of Trustees by the initial shareholder of the Trust on December 21, 1996. Mr. Holt was elected to the Board by the other Trustees on August 6, 1998. Mr. Lang was elected to the Board by the other Trustees on February 6, 1997 and was subsequently elected by the initial shareholder of the Trust. Your voting instruction/proxy will be voted for the election of the individuals listed below. Each of the nominees listed below have consented to serve as Trustees, if elected. In case any nominee is unable to or fails to act as a Trustee by virtue of an unexpected occurrence, your voting instruction/proxy may be voted for such other person(s) as determined by the persons acting as your proxies under your voting instruction/proxy in their discretion.

                                                              YEAR FIRST
NAME (AGE), PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS,     BECAME A
AND AFFILIATIONS                                              TRUSTEE**
---------------------------------------------------------     ------------
A. THOMAS ARISMAN (51), NOMINEE*                              Nominee***
Senior Vice President, Horace Mann Life
Insurance Company and Horace Mann Service
Corporation; Director and President, Horace Mann
Investors, Inc.; positions with Horace Mann
Educators Corporation and its subsidiaries;
former Trustee, Horace Mann Mutual Funds (1996-
1997); and former Director, Horace Mann Growth
Fund, Inc. (1989-1997), Horace Mann Balanced
Fund, Inc. (1989-1997), Horace Mann Income Fund,
Inc. (1989-1997), and Horace Mann Short-Term
Investment Fund, Inc. (1989-1997)
A. L. GALLOP (72), TRUSTEE                                    1996
Executive Director (retired), Minnesota
Education Association; former Director, Horace
Mann Educators Corporation (1968-1983); and
former Director, Horace Mann Growth Fund, Inc.
(1957-1997), Horace Mann Balanced Fund, Inc.
(1983-1997), Horace Mann Income Fund, Inc.
(1983-1997), and Horace Mann Short-Term
Investment Fund, Inc. (1983-1997)
RICHARD A. HOLT (57), TRUSTEE****                             1998
Senior Relationship Manager (retired), Scudder
Insurance Asset Management
RICHARD D. LANG (67), TRUSTEE*                                1997
Executive Director (retired), Vermont National
Education Association; former member of Horace
Mann Educators Corporation Educator Advisory
Board; and former Director, Horace Mann Growth
Fund, Inc. (1997), Horace Mann Balanced Fund,
Inc. (1997), Horace Mann Income Fund, Inc.
(1997), and Horace Mann Short-Term Investment
Fund, Inc. (1997)
HARRIET A. RUSSELL (57), TRUSTEE
Member, Cincinnati Board of Education; Director
and Vice President, Greater Cincinnati School
Employees Credit Union; teacher (retired),
Walnut Hills High School; former Director,
Horace Mann Growth Fund, Inc. (1974-1983 and
1992-1997), Horace Mann Balanced Fund, Inc.
(1992-1997), Horace Mann Income Fund, Inc.
(1992-1997), and Horace Mann Short-Term
Investment Fund, Inc. (1992-1997)

NAME (AGE), PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS,
AND AFFILIATIONS                                           YEAR FIRST BECAME A TRUSTEE**
---------------------------------------------------------  -----------------------------
GEORGE J. ZOCK (48), TRUSTEE*                              1996
President, Horace Mann Mutual Funds since 1996;
Director and Executive Vice President, Horace
Mann Life Insurance Company and Horace Mann
Service Corporation; Director, Horace Mann
Investors, Inc.; positions with Horace Mann
Educators Corporation and its subsidiaries;
former Director, Horace Mann Growth Fund, Inc.
(1995-1997), Horace Mann Balanced Fund, Inc.
(1995-1997), Horace Mann Income Fund, Inc.
(1995-1997), and Horace Mann Short-Term
Investment Fund, Inc. (1995-1997)

--------
    * Trustee is considered an "interested person" as that term is defined in the Investment Company Act of 1940, as amended. Messrs. Arisman and Zock are considered "interested persons" because, among other reasons, they are employees of Horace Mann Service Corporation. Mr. Lang is considered an "interested person" because he owns securities in Horace Mann Educators Corporation.
   ** Effective April 30, 1997, the Horace Mann Growth Fund, Inc., the Horace
      Mann Balanced Fund, Inc., the Horace Mann Income Fund, Inc., and the Horace Mann Short-Term Investment Fund, Inc. (the "old" Funds) each were reorganized into a corresponding series of the Horace Mann Mutual Funds pursuant to a "change in domicile" reorganization. As indicated in the table above, Messrs. Arisman, Gallop, Lang, and Zock and Ms. Russell each served as Directors of the old Funds.

  *** Mr. Arisman previously served as a Trustee of the Trust until November
      6, 1997, when he resigned from the Board of Trustees and became a member of the Trust's Advisory Board.
 **** From 1972 to 1997, Mr. Holt was an employee of Scudder Kemper
      Investments, Inc. ("Scudder Kemper") (and of its predecessor, Scudder, Stevens & Clark, Inc.), the sub-adviser to the International Equity Fund and the Socially Responsible Fund. Mr. Holt does not have an ongoing relationship with Scudder Kemper. However, Mr. Holt and his family participate in Scudder Kemper's medical and benefit plans available to former employees.

  The full Board of Trustees met three times during the fiscal year ended December 31, 1997. During the Trust's 1997 fiscal year, the Board of Trustees had an Audit and Compliance Committee and a Nominating Committee. These committees have subsequently been eliminated. The functions performed by each of these committees are described below. Each Trustee attended 75% or more of the respective meetings of the full Board and of any committees of which he or she was a member that were held during the fiscal year ended December 31, 1997.

  The Audit and Compliance Committee served as the Board's liaison with the Trust's independent auditors, reviewed the financial operation of the Funds, and made periodic reports of these reviews to the Board, along with appropriate recommendations regarding the proper and efficient financial operation of the Funds. Additional responsibilities included the review and assurance of the adequacy of insurance coverage for the Trust. Mr. Gallop, along with Mr. Arisman and Mr. Larry K. Becker (members of the Trust's Advisory Board) and Mr. Donald
G. Heth (a retiring Trustee), served on this committee. The Audit and Compliance Committee met two times during the Funds' 1997 fiscal year.

  The Nominating Committee was responsible for the selection of qualified persons to serve as Trustees of the Funds. Although the Funds have no formal policy with respect to the recommendation of nominees by shareholders, shareholders are free to make recommendations. Ms. Russell and Mr. Becker served on the Nominating Committee. The Nominating Committee met one time during the Funds' 1997 fiscal year.

  For their services to the Funds, the Trust compensates each Trustee who is not affiliated with Horace Mann Investors, Inc., the Funds' current investment adviser. Each such Trustee receives a $1,000 annual retainer, $1,000 for each meeting of the Trust, $200 for each committee meeting, and $500 for each telephonic meeting.

  The table below shows, for each Trustee entitled to receive compensation from the Trust, the aggregate compensation that each Fund paid or accrued to each Trustee and the total compensation that the Horace Mann Mutual Funds paid or accrued to each Trustee during the Trust's fiscal year ended December 31, 1997:

NAME OF       AGGREGATE COMPENSATION                  TOTAL COMPENSATION
TRUSTEE          PAID BY EACH FUND         HORACE MANN MUTUAL FUNDS PAID TO TRUSTEES
-------       ----------------------       -----------------------------------------
A.L.
 Gallop  Growth Fund                $1,087                  $5,200
         Balanced Fund              $1,086
         Income Fund                $1,086
         Short-Term Investment Fund $1,086
         Small Cap Growth Fund      $  285
         International Equity Fund  $  285
         Socially Responsible Fund  $  285
Donald
 G.
 Heth*   Growth Fund                $  429                  $3,000
         Balanced Fund              $  429
         Income Fund                $  429
         Short-Term Investment Fund $  429
         Small Cap Growth Fund      $  428
         International Equity Fund  $  428
         Socially Responsible Fund  $  428
Richard
 D.
 Lang    Growth Fund                $  679                  $4,000
         Balanced Fund              $  679
         Income Fund                $  679
         Short-Term Investment Fund $  679
         Small Cap Growth Fund      $  428
         International Equity Fund  $  428
         Socially Responsible Fund  $  428

                  AGGREGATE COMPENSATION PAID BY              TOTAL COMPENSATION
NAME OF TRUSTEE             EACH  FUND             HORACE MANN MUTUAL FUNDS PAID TO TRUSTEES
---------------   ------------------------------   -----------------------------------------
Harriet
 A.
 Russell         Growth Fund                $1,037                  $5,000
                 Balanced Fund              $1,036
                 Income Fund                $1,036
                 Short-Term Investment Fund $1,036
                 Small Cap Growth Fund      $  285
                 International Equity Fund  $  285
                 Socially Responsible Fund  $  285

--------

*Retiring Trustee.

  OFFICERS. The Trust's officers are elected by the Board of Trustees on an annual basis to serve until their successors are elected and qualified. Except for Mr. Zock, a Trustee and President of the Horace Mann Mutual Funds, information about the executive officers of the Trust, with their respective ages and terms of office indicated, is set forth below. Such information for Mr. Zock appears in the table that begins on page 3 of this voting instruction/proxy statement. The officers of the Trust do not receive any compensation from the Trust for their services.

  ANN M. CAPARROS (46), Secretary and Ethics Compliance Officer since 1996; Director, Vice President, and Corporate Secretary, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Secretary, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries; prior to March 1994, Vice President and General Counsel, John Deere Insurance Group and Affiliates.

  ROGER W. FISHER (46), Controller since 1996; Vice President and Controller, Horace Mann Life Insurance Company and Horace Mann Service Corporation; Controller, Horace Mann Investors, Inc.; and positions with Horace Mann Educators Corporation and its subsidiaries.

  WILLIAM J. KELLY (52), Treasurer and Regulatory Compliance Officer since 1996; Treasurer, Horace Mann Investors, Inc.; Vice President, Horace Mann Life Insurance Company; and Vice President, Horace Mann Service Corporation.

  SHARE OWNERSHIP INFORMATION. As of the date of this voting instruction/proxy statement, the Trustees and Officers do not directly own any shares of the Funds other than the Growth Fund. The Trustees and Officers may invest indirectly in the Funds through annuity contracts issued by Horace Mann Life Insurance Company and the 401(k) plan of Horace Mann Service Corporation. As of the date of this voting instruction/proxy statement, the Trustees and Officers of the Trust held in the aggregate directly and beneficially less than 1% of the outstanding shares each Fund.

  The following table sets forth the holdings of the shares of the Funds as of November 30, 1998, of each person known to own, control, or hold with power to vote 5% or more of each Fund's outstanding voting securities:

NAME                          GF          BF        IF      STIF      SCGF       IEF       SRF
----                      ----------  ----------  -------  -------  ---------  -------  ---------
HMLIC (DEPOSITOR)
 Shares owned...........         N/A         N/A      N/A   10,000        N/A  100,000        N/A
 Percent of shares
  outstanding...........         N/A         N/A      N/A     8.26%       N/A    12.13%       N/A
HMLIC SEPARATE ACCOUNT
 Shares owned...........  19,849,645  19,433,134  937,993  104,339  1,913,830  634,853  2,248,260
 Percent of shares
  outstanding...........       81.09%      96.31%   97.02%   86.13%     84.44%   76.99%     88.09%
HMLIC 401(K) SEPARATE
 ACCOUNT
 Shares owned...........         N/A         N/A      N/A    6,799    252,577   89,712    204,024
 Percent of shares
  outstanding...........         N/A         N/A      N/A     5.61%     11.14%   10.88%      7.99%

  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO APPROVE THE ELECTION OF THE TRUSTEES.

ITEM 2. RATIFICATION OF AUDITORS

  A majority of the members of the Board who are not "interested persons" of the Trust have selected KPMG Peat Marwick LLP, independent auditors, to audit the books and records of the Trust for the current fiscal year. KPMG has served in this capacity for the Trust since the Trust was organized in 1996 and has no direct or indirect financial interest in the Trust except as independent auditors. The selection of KPMG as independent auditors of the Trust is being submitted to you for your ratification. A representative of KPMG is expected to be present at the Meeting to respond to appropriate questions and may make a statement.

  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF KPMG AS THE FUNDS' INDEPENDENT AUDITORS.

ITEM 3. APPROVAL OF NEW INVESTMENT ADVISER

  INTRODUCTION. Presently, Horace Mann Investors, Inc. (the "Manager"), One Horace Mann Plaza, Springfield, Illinois 62715, serves as the Funds' investment adviser and business manager. Subject to your approval, effective March 1, 1999, the responsibilities of the Manager will be redefined to eliminate its investment advisory responsibilities. Under this new arrangement, Wilshire Associates Incorporated (the "Adviser") would manage the investment and reinvestment of the assets of each Fund and would continuously review, supervise, and administer each Fund's investment program under a new investment advisory agreement (the "New Investment Advisory Agreement"). The Manager would continue to provide various administrative services to each Fund under a separate agreement (the "Administration Agreement"). A copy of the form of the New Investment Advisory Agreement is attached to this voting instruction/proxy statement as Exhibit A.

  CURRENT MANAGEMENT AGREEMENT. The Trust currently has an agreement with the Manager under which the Manager manages the investment and reinvestment of the Funds' assets and continuously reviews, supervises, and administers each Fund's investment program (the "Current Management Agreement"). To assist it in performing its advisory duties to the Funds, the Manager has entered into agreements with three sub-advisers. Wellington Management Company, LLP serves as the sub-adviser to the Growth Fund, the Balanced Fund, the Income Fund, and the Short-Term

Investment Fund. BlackRock, Inc. serves as the sub-adviser to the Small Cap Growth Fund. Scudder Kemper Investments, Inc. serves as the sub-adviser to the International Equity Fund and the Socially Responsible Fund.

  In addition to providing investment advisory services to the Funds, under the Current Management Agreement the Manager provides for the management of the business affairs of each Fund, including, but not limited to, office space, secretarial and clerical services, bookkeeping services, wire and telephone communications services, and other similar services necessary for the proper management of each Fund's business affairs. Under the Current Management Agreement, the Trust agrees to assume and pay the charges and expenses of its operations, including, by way of example, the compensation of Trustees other than those affiliated with the Manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of the custodian, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Trust, reports and notices to shareholders, other like miscellaneous expenses, and all taxes and fees to federal, state, or other governmental agencies.

  For the services and facilities furnished to the Small Cap Growth Fund, the International Equity Fund, and the Socially Responsible Fund, the Manager receives a monthly management fee based upon each Fund's average daily net assets. This fee is equal on an annual basis to 1.40% for the Small Cap Growth Fund, 1.10% for the International Equity Fund, and 0.95% for the Socially Responsible Fund.

  For the services and facilities furnished to the Growth Fund, Balanced Fund, Income Fund, and Short-Term Investment Fund the Manager receives a two-part management fee at the end of each month, as follows:

PART 1

  For part one, each Fund's management fee is accrued daily and is calculated on a pro rata basis by applying the following annual percentage rates to the aggregate of all four Funds' daily net assets for the respective month:

                                         NET ASSETS                             RATE
                                         ----------                             ----
      GROWTH FUND
      BALANCED FUND                      On initial $100 million               0.250%
      INCOME FUND                        Over $100 million                     0.200%
      SHORT-TERM INVESTMENT FUND

PART 2

  For part two, each Fund's management fee is accrued daily and calculated by applying the following annual percentage rates to the average daily net assets of each Fund for the respective month:

                                         NET ASSETS                             RATE
                                         ----------                             ----
      GROWTH FUND                        On initial $100 million               0.400%
                                         On next $100 million                  0.300%
                                         Over $200 million                     0.250%
      BALANCED FUND                      On initial $100 million               0.325%
                                         On next $100 million                  0.275%
                                         On next $300 million                  0.225%
                                         Over $500 million                     0.200%
      INCOME FUND                        On initial $100 million               0.250%
                                         On next $100 million                  0.200%
                                         Over $200 million                     0.150%
      SHORT-TERM INVESTMENT FUND         On initial $100 million               0.125%
                                         On next $100 million                  0.100%
                                         Over $200 million                     0.075%

  The Current Management Agreement provides that the Manager will not be liable for any error of judgment or of law, or for any loss suffered by the Trust or by any Fund in connection with the matters to which the Current Management Agreement relates, except a loss resulting from the breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Current Management Agreement.

  The Current Management Agreement may be terminated by the Trust at any time with respect to any Fund without penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding shares of such Fund. In addition, the Current Management Agreement automatically terminates in the event of its assignment.

  The Manager's principal office is located at One Horace Mann Plaza, Springfield, Illinois. The Manager and Allegiance Life Insurance Company are wholly-owned subsidiaries of Horace Mann Educators Corporation. Horace Mann Life Insurance Company, which sponsors Horace Mann Life Insurance Company's separate accounts, is a wholly-owned subsidiary of Allegiance Life Insurance Company. Horace Mann Educators Corporation is located at One Horace Mann Plaza, Springfield, Illinois 62715-0001.

  The Manager has acted as investment adviser and manager for each Fund since its inception. The Current Management Agreement, dated March 10, 1997 (as amended by a letter agreement dated March 11, 1997) was approved by the initial shareholder of each of the Small Cap Growth Fund, the International Equity Fund, and the Socially Responsible Fund on December 21, 1996, and was approved by the initial shareholder of each of the Growth Fund, Balanced Fund, Income Fund, and Short-Term Investment Fund on April 30, 1997. At a meeting held on October 29, 1998, the Board approved the extension of the Current Management Agreement until October 31, 1999. If you approve the New Investment Advisory Agreement with Wilshire Associates Incorporated, the Current Management Agreement with the Manager will terminate effective March 1, 1999.

  The names and principal occupations of the principal executive officer and the directors of the Manager are as follows:

       NAME                            PRINCIPAL OCCUPATION
       ----                            --------------------
 A. Thomas Arisman Director, Chairman of the Board and President, Horace Mann
                   Investors, Inc.
                   Senior Vice President, Horace Mann Life Insurance Company,
                   Horace Mann Service Corporation and related insurance
                   companies
 Larry K. Becker   Director, Horace Mann Investors, Inc.
                   Director, Executive Vice President and Chief Financial
                   Officer, Horace Mann Life Insurance Company, Horace Mann
                   Service Corporation and related insurance companies
 George J. Zock    Director, Horace Mann Investors, Inc.
                   Trustee and President, Horace Mann Mutual Funds
                   Executive Vice President, Horace Mann Life Insurance
                   Company, and Horace Mann Service Corporation; and positions with Horace Mann Educators Corporation and its subsidiaries
 William J. Kelly  Treasurer, Horace Mann Investors, Inc.
                   Treasurer and Regulatory Compliance Officer, Horace Mann
                   Mutual Funds
                   Vice President, Horace Mann Life Insurance Company, Horace
                   Mann Service Corporation and related insurance companies
 Ann M. Caparros   Secretary, Horace Mann Investors, Inc.
                   Secretary, Horace Mann Mutual Funds
                   Director, Vice President, Corporate Secretary, Horace Mann
                   Life Insurance Company, Horace Mann Service Corporation and
                   related insurance companies
 Roger W. Fisher   Controller, Horace Mann Investors, Inc.
                   Controller, Horace Mann Mutual Funds
                   Senior Vice President, Horace Mann Service Corporation,
                   Horace Mann Life Insurance Company and related insurance
                   companies

  The address for each of these individuals is One Horace Mann Plaza, Springfield, Illinois 62715-0001. Mr. Zock is a trustee of the Funds. Ms. Caparros and Messrs. Fisher and Kelly are officers of the Funds.

  NEW INVESTMENT ADVISORY AGREEMENT. The Board of Trustees has approved the New Investment Advisory Agreement. This agreement is being submitted for your approval at the Meeting. The Adviser's principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401-1085. The Adviser is an independent California corporation.

  The name and principal occupation of the principal executive officer and each director of Wilshire Associates Incorporated are as follows:

                            TITLE(S) AND PRINCIPAL
      NAME AND ADDRESS            OCCUPATION
      ----------------      ----------------------
      Dennis A. Tito        President and Director
      Rosalind M. Hewsenian        Director
      Robert C. Kuberek            Director
      Stephen L. Nesbitt           Director
      Cecilia I. Loo               Director
      Robert J. Raab, Jr.          Director
      Thomas J. Ryan               Director
      Thomas D. Stevens            Director
      Howard T. Yata               Director

  Each director is a full-time employee of the Adviser. Each of these individuals may be reached at the Adviser's principal business address given above.

  Although the Adviser has not previously served in the formal capacity of investment adviser to a registered investment company, through consulting arrangements, the Adviser has provided the same types of services to registered investment companies as are proposed to be provided under the New Investment Advisory Agreement. As of October 29, 1998, the Adviser's consulting division had approximately 210 clients, with well in excess of $500 billion in assets, for which the Adviser provides a variety of services, very often including evaluation, selection, and monitoring of investment advisers, as well as negotiating investment advisory contracts for the management of clients' assets.

  DIFFERENCES BETWEEN THE CURRENT MANAGEMENT AGREEMENT AND THE NEW INVESTMENT ADVISORY AGREEMENT. The New Investment Advisory Agreement is different from the Current Management Agreement with respect to the scope of the services that would be provided and the fees that would be paid for such services. For various funds, the new rates under the New Investment Advisory Agreement will result in an increase in fees. The New Investment Advisory Agreement also would contain a new indemnification provision under which the Trust would agree to indemnify and hold harmless the Adviser from and against all liabilities, damages, costs, and expenses that the Adviser may incur in connection with any action, suit, investigation, or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Adviser with respect to the performance of its duties or obligations under the New Investment Advisory Agreement or otherwise as an investment adviser of the Trust and the Funds. Such indemnification would not be available, however, with respect to any liability to the Trust or its shareholders by reason of the Adviser's breach of fiduciary duty with respect to the receipt of compensation for services or the willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or by reason of the Adviser's reckless disregard of its obligations and duties under the agreement. In addition, the New Investment Advisory Agreement contains an arbitration clause providing that any claim or controversy arising out of or relating to the agreement must be arbitrated in Santa Monica, California in accordance with American Arbitration Association rules. The effective date of the New Investment Advisory Agreement would be March 1, 1999. The agreement would remain in effect for an initial term ending on December 31, 2000. The remaining provisions of the New Investment Advisory Agreement would be substantially similar to those of the Current Management Agreement.

  Investment Services and Duties. The Adviser's duties under the New Investment Advisory Agreement would include recommending to the Board of Trustees one or more unaffiliated sub-advisers to provide a continuous investment program for each Fund or a portion of such Fund's assets designated from time to time by the Adviser, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or a designated portion of such Fund's assets. The Adviser would also review, monitor, and report to the Board of Trustees regarding the performance and investment procedures of each sub-adviser and would assist and consult with each sub-adviser in connection with the Fund's continuous investment program. In addition, the Adviser would maintain books and records with respect to its services under the New Investment Advisory Agreement and would furnish the Board of Trustees with such periodic special reports as the Board may request. These duties exclude the various administrative responsibilities that the Manager presently performs under the Current Management Agreement, and would continue to perform for the Funds under the New Management Agreement.

  Administrative Services and Duties. At its meeting on October 29, 1998, the Board of Trustees also approved the new Administration Agreement with Horace Mann Investors, Inc. under which Horace Mann Investors would continue to perform the same administrative services for the Funds that it currently performs as the Funds' business manager. As compensation for such services, Horace Mann Investors would receive a fee based upon the combined assets of the Funds as follows: 0.25% of the first $1 billion of assets and 0.20% of assets in excess of $1 billion. The Administration Agreement does not require shareholder approval and would become effective with the New Investment Advisory Agreement on March 1, 1999.

  Support Services and Duties. At its October 29, 1998 meeting, the Board of Trustees also approved a Support Services Agreement between the Trust and Horace Mann Life Insurance Company under which the Trust has retained Horace Mann Life Insurance Company to provide certain administrative services to the Trust with respect to the Funds in the manner and on the terms set forth in the Support Services Agreement. The Support Services Agreement does not require shareholder approval. As the Trusts' servicer, Horace Mann Life Insurance Company will provide those administrative and support services reasonably necessary to coordinate the activities of the Funds with those of the separate account of Horace Mann Life Insurance Company (for which the Funds serve as the underlying investment medium) other than the administrative services provided by Horace Mann Investors under the Administration Agreement. As compensation for its services under the Support Services Agreement, Horace Mann Life Insurance Company will receive a fee equal to 0.15% on the first $1 billion in net assets and 0.10% on all assets over $1 billion. If the fund of funds structure for the Balanced Fund is approved (see Item 7 below), the assets of the Balanced Fund that are invested in the Growth Fund or in the Income Fund will not be subject to this fee. It is currently anticipated that the Support Services Agreement would become effective on March 1, 1999, contingent upon shareholder approval of the new investment advisory agreement with Wilshire Associates Incorporated.

  Comparison of Fees. For the services provided and the expenses assumed pursuant to the New Investment Advisory Agreement and the Administration Agreement, the Adviser and the Manager, respectively, would receive a fee based on each Fund's average daily net assets, computed daily and payable monthly, at the following annual rates:

                                                         ADVISORY ADMINISTRATION
      FUND                                                 FEE         FEE
      ----                                               -------- --------------
      Growth Fund.......................................  0.400%      0.245%
      Balanced Fund.....................................  0.400%*     0.245%*
      Income Fund.......................................  0.400%      0.245%
      Short-Term Investment Fund........................  0.125%      0.245%
      Small Cap Growth Fund.............................  1.150%      0.245%
      International Equity Fund.........................  0.850%      0.245%
      Socially Responsible Fund.........................  0.700%      0.245%

--------

* As discussed below under Item 7, subject to shareholder approval, the Balanced Fund will operate as a fund of funds structure, primarily investing in shares of the Growth Fund and the Income Fund. If shareholders approve the fund of funds structure, the Adviser will receive a fee of 0.400% of the average daily net assets of the Balanced Fund that are not invested in another Fund. Under the fund of funds structure, the administration fee would be based upon all assets in the Balanced Fund. However, Horace Mann Investors has indicated that it intends to waive the majority of such fees.

  The table below compares the current fees payable by each Fund for investment advisory and administrative services to the aggregate fees that would be payable by each Fund under the proposed New Investment Advisory Agreement and the new Administration Agreement based upon the Funds' net assets as of October 23, 1998. This table does not reflect any charges or fees paid pursuant to the terms of the contracts funded by the separate accounts that invest in shares of the Funds.

                                                     AGGREGATE FEES UNDER NEW
                               FEES UNDER CURRENT  INVESTMENT ADVISORY AGREEMENT
FUND                          MANAGEMENT AGREEMENT AND ADMINISTRATION AGREEMENT
----                          -------------------- -----------------------------
Growth.......................        0.488%                   0.645%
Balanced.....................        0.468%                   0.645%*
Income.......................        0.455%                   0.645%
Short-Term Investment........        0.330%                   0.370%
Small Cap Growth.............        1.400%                   1.395%
International Equity.........        1.100%                   1.095%
Socially Responsible.........        0.950%                   0.945%

--------

* As discussed below under Item 7, if the Balanced Fund operates as a fund of funds, the aggregate advisory and administrative fees directly and indirectly borne by shareholders will be higher.

  The table below compares the gross fees payable by each Fund (without the benefit of voluntary waivers by the Manager) during the 1997 fiscal year under the Current Management Agreement with the fees that would have been payable under the proposed New Investment Advisory Agreement and the new
Administration Agreement:

                                                              AGGREGATE FEES
                                                              PAYABLE UNDER
                                       FEES                      PROPOSED
                         FEES PAID   PAYABLE                  ADMINISTRATION
                           UNDER    UNDER NEW   FEES PAYABLE  AGREEMENT AND  PERCENTAGE
                          CURRENT   INVESTMENT     UNDER      NEW INVESTMENT CHANGE IN
                         MANAGEMENT  ADVISORY  ADMINISTRATION    ADVISORY    AGGREGATE
          FUND           AGREEMENT  AGREEMENT    AGREEMENT      AGREEMENT       FEES
          ----           ---------- ---------- -------------- -------------- ----------
Growth Fund............. $2,601,389 $2,104,068   $1,288,742     $3,392,810     30.42%
Balanced Fund...........  1,660,298  1,399,135      856,970      2,256,105     35.89
Income Fund.............     45,960     40,014       24,509         64,523     40.39
Short-Term Investment
 Fund...................      4,208      1,581        3,099          4,680     11.22
Small Cap Growth Fund...     82,354     67,648       14,412         82,060     (0.36)
International Equity
 Fund...................     28,944     22,366        6,447         28,813     (0.45)
Socially Responsible
 Fund...................     31,993     23,574        8,251         31,825     (0.53)

  BOARD RECOMMENDATION. On October 29, 1998, the Board of Trustees, including each of the Trustees who is not an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), the principal federal statute that governs the operation of the Funds) approved the New Investment Advisory Agreement. In approving the agreement, and in recommending its approval to shareholders, the Board obtained substantial information regarding the management, financial position, and business of the Adviser, the history of the Adviser's business and operations, the Adviser's experience in connection with other similar arrangements, and the anticipated effect of the change in investment advisers on the Trust and its shareholders. The Board believes hiring separate firms to perform the Funds' investment advisory and administrative functions is likely to produce better investment results, which will justify the payment of higher aggregate investment advisory and administration fees by certain of the Funds. Moreover, the Board concluded that the proposed fees were reasonable based upon public information regarding the fees of competitive firms for such services and were therefore necessary to support this desired level of service to the Funds. In addition, the Board took into consideration the intention of Horace Mann Life Insurance Company to reduce the mortality and expense risk charges payable by certain contract holders invested in the Funds. In reviewing the terms of the New Investment Advisory Agreement, the Board was advised by counsel. As a result of its review and consideration of the New Investment Advisory Agreement, at its meeting on October 29, 1998, the Board of Trustees determined that hiring Wilshire as the new investment adviser to the Funds would be in the best interest of shareholders and voted unanimously to approve the New Investment Advisory Agreement and to recommend it for your approval.

  AFFILIATED BROKERAGE. The Adviser or an affiliated person of the Adviser may act as broker for the Funds or any portion thereof in connection with the purchase or sale of securities or other investments for the Funds or any portion thereof, subject to: (a) the requirement that the Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Funds' Board of Trustees, the Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Funds for such services in addition to the Adviser's fees for services under the New Investment Advisory Agreement.

  THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THE INVESTMENT ADVISORY AGREEMENT WITH WILSHIRE ASSOCIATES INCORPORATED.

ITEM 4. APPROVAL OF NEW METHOD OF SELECTING AND REPLACING SUB-ADVISERS

  INTRODUCTION. As discussed above under Item 3, Horace Mann Investors, Inc. presently manages the investment and reinvestment of the assets of each Fund and continuously reviews, supervises, and administers each Fund's investment program with the assistance of various sub-advisers. Subject to your approval, the Trust plans to retain Wilshire Associates Incorporated to perform the investment advisory functions currently performed by Horace Mann Investors, effective March 1, 1999.

  Under the New Investment Advisory Agreement, Wilshire intends to employ sub-advisers to assist Wilshire in performing its investment advisory duties. As discussed below under Items 6a and 6b, Wilshire plans to employ two new sub-advisers, each of which will manage a portion of the assets of the Growth Fund along with Wellington Management Company, LLP, the Growth Fund's current sub-adviser. It is presently contemplated that the remaining Funds, except the Balanced Fund, will retain their current sub-advisers. (If proposals 7a and 7b are approved, the Balanced Fund, under a fund of funds structure, will invest in the Growth Fund and Income Fund. If these proposals are not approved, Wilshire intends to employ the same sub-advisers for the Balanced Fund as are used for the Growth and Income Funds.) Wilshire would review, monitor, and report to the Board regarding the performance and investment procedures of the sub-advisers and would assist and consult with the sub-advisers in connection with each Fund's continuous investment program. Wilshire believes its strength and expertise lies in its ability to set appropriate investment policies and to evaluate, select, and supervise those sub-advisers that can best effectuate those policies and add the most value to your investment in the Funds.

  THE PROPOSED ARRANGEMENT. The Trust has applied for an exemptive order from the Securities and Exchange Commission (the "SEC") that, if granted, would permit Wilshire, without your approval as normally would be required under the 1940 Act, to replace or add sub-advisers and to enter into sub-advisory agreements with those sub-advisers upon approval of the Board of Trustees. (See "Requirement for SEC Exemptive Relief" below.) The Fund may not rely upon this order unless and until this Item has been approved by you.

  The relief sought in the exemptive application is subject to certain conditions. For example, within sixty days of the hiring of any new sub-adviser or the implementation of any proposed material change to a sub-advisory agreement, you will be furnished with an information statement that contains all information that would be included in a proxy statement regarding the new sub-adviser or sub-advisory agreement. Moreover, Wilshire will not enter into a sub-advisory agreement with any sub-adviser that is an "affiliated person," as defined in the 1940 Act, of the Trust or Wilshire, other than by reason of serving as a sub-adviser to one or more of the Funds, without your approval. In addition, whenever a sub-adviser is hired or fired, Wilshire will provide the Board of Trustees with information showing the expected impact on Wilshire's profitability and will report such impact quarterly.

  The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, Wilshire, or the sub-advisers, believe the authority to replace sub-advisers or to add sub-advisers, and to enter into sub-advisory agreements with Wilshire would allow Wilshire to better perform the functions the Funds will be paying it to perform (i.e., selecting sub-advisers, monitoring their performance, and making changes to the roster of sub-advisers as Wilshire deems appropriate, subject to approval by the Board of Trustees). The Trustees further believe requiring your approval of each new sub-advisory agreement results in unnecessary administrative expenses to the Funds and may result in delays in executing changes in sub-advisers or their sub-advisory agreements, which may be detrimental to the Funds.

  As under the Funds' current advisory and sub-advisory arrangements, each sub-adviser's fees will be paid by Wilshire out of the advisory fees that Wilshire receives from each of the Funds. Fees paid to a sub-adviser of a Fund with multiple sub-advisers will depend upon the fee rate negotiated with Wilshire and upon the percentage of the Fund's assets allocated to that sub-adviser by Wilshire, which may vary from time to time. Thus, the basis for fees paid to any such sub-adviser will not be constant, and the relative amounts of fees paid to the various sub-advisers of a Fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described above under
Item 3. Wilshire may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the sub-advisers results in excess profit to Wilshire. Because Wilshire will pay each sub-adviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

  Shareholders should recognize, however, that in engaging new sub-advisers and entering into sub-advisory agreements, Wilshire will negotiate fees with those sub-advisers and, because these fees are paid by Wilshire and not directly by each Fund, any fee reduction negotiated by Wilshire may inure to Wilshire's benefit and any increase will inure to its detriment. The fees paid to Wilshire by the Funds and the fees paid to the sub-advisers by Wilshire are considered by the Board in approving the Funds' advisory and sub-advisory arrangements. Any increase in fees paid by a Fund to Wilshire would require your approval.

  REQUIREMENT FOR SEC EXEMPTIVE RELIEF. The proposed change in the way that the Funds' sub-advisers are selected and replaced is subject to the receipt of an order from the SEC granting an exemption from certain provisions of the 1940 Act. The Funds have filed an application for an order of exemptive relief from these provisions to the extent that they would limit the Fund's ability to operate in the manner proposed. The application describes in detail the proposed arrangement, which has been structured to be consistent with other similar arrangements that the SEC has previously approved. In the application, the Trust and Wilshire have agreed to abide by certain conditions that the SEC has required in other similar arrangements.

  If granted, the order would permit Wilshire, without your approval as normally would be required under the 1940 Act, to replace or add sub-advisers and to enter into sub-advisory agreements with those sub-advisers upon approval of the Board of Trustees. Although there can be no assurance that the SEC will grant the order of exemption, it is believed it is likely that such an order will be granted. If the SEC imposes additional restrictions as a condition to granting the order, it is believed any such restrictions would not substantially affect the description of the arrangement described above.

  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO APPROVE THE NEW METHOD OF SELECTING AND REPLACING THE FUNDS' SUB-ADVISERS.

ITEM 5. APPROVAL OF SUB-ADVISER TO INTERNATIONAL EQUITY AND SOCIALLY RESPONSIBLE FUNDS

  INTRODUCTION. Pursuant to the Current Management Agreement, Horace Mann Investors, Inc. provides investment advisory, management, and administrative services to the Trust. The Current Management Agreement authorizes Horace Mann Investors to use the services of any person it believes will be appropriate and helpful to it in performing its duties to the Trust under the Current Management Agreement. Pursuant to this authority, Horace Mann Investors has selected Scudder Kemper Investments, Inc. to provide investment advisory services to the International Equity Fund and the Socially Responsible Fund. Scudder Kemper (or its predecessor, Scudder, Stevens & Clark, Inc.) has provided such services to the Funds since their inception.

  The Zurich-B.A.T Transaction. On December 22, 1997, Zurich Insurance Company ("Zurich") and B.A.T Industries plc ("B.A.T") entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T (the "Zurich-B.A.T Transaction" or the "Transaction"). On October 12, 1997, Zurich and B.A.T confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

  To effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich plc, which held B.A.T's financial services businesses.

  Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich plc contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich plc) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

  Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

    Former B.A.T.                                               Former Zurich
    shareholders                                                shareholders
         |                                                            |
-------------------                                         -------------------
   ALLIED ZURICH                                               ZURICH ALLIED
(UK listed holding                                             (Swiss listed
    company)                                                  holding company)
-------------------                                         -------------------
       \   43%                                                57%    /
        \                                                           /
         ----------------------------------------------------------
                           Zurich Financial Services
                            (Swiss holding company)
         ----------------------------------------------------------
                                      |
         ----------------------------------------------------------
         |                            |                           |
------------------            ------------------         ------------------
  Allied Zurich                    Farmers                      Zurich
     Holdings                    Group, Inc.                   Insurance
------------------            ------------------         ------------------
         |                            |                           |

    Subsidiaries                 Subsidiaries               Subsidiaries--
                                                             including 70%
                                                          interest in Scudder
                                                                Kemper
                                                              Investments

  Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich plc, and Zurich Financial Services.

  The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's Chairman and Chief
Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

  The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

  The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich plc also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG, and Allied Zurich plc will have identical membership.

  Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

  The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich plc shareholders in the event of a takeover bid for either company.

  The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include the Farmers Group of Insurance companies; the Eagle Star Insurance business, primarily in the U.K.; Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

  Zurich has informed the Funds that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

  Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Scudder Kemper") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.

  Consummation of the Transaction may be deemed to have constituted an "assignment" as that term is defined in the 1940 Act, of the existing sub-advisory agreement for the International Equity Fund and the Socially Responsible Fund between Horace Mann Investors, Inc. and Scudder Kemper dated December 31, 1997 (the "Old Sub-Advisory Agreement"). As required by the 1940 Act, the Old Sub-Advisory Agreement provided for its automatic termination in the event of its assignment. Therefore, a new agreement must be approved.

  Scudder Kemper has received an exemptive order from the SEC permitting it to implement, without prior shareholder approval, the New Sub-Advisory Agreement for a period of up to 150 days after the consummation of the Transaction. On October 29, 1998, the Board of Trustees approved a new investment sub-advisory agreement ("New Sub-Advisory Agreement"), under which Scudder Kemper is providing the same services for the same fees as under the Old Sub-Advisory Agreement. Pending your approval of the New Sub-Advisory Agreement, Horace Mann Investors is holding the sub-advisory fees in escrow. If the New Sub-Advisory Agreement is approved by you, Scudder Kemper will also be reimbursed for investment advisory services provided to the Funds during the period from September 7, 1998 through October 29, 1998 at the same rate as provided under the New Sub-Advisory Agreement. A copy of the form of the New Sub-Advisory Agreement is attached to this voting instruction/proxy statement as Exhibit B. THE NEW SUB-ADVISORY AGREEMENT IS ON THE SAME TERMS IN ALL MATERIAL RESPECTS AS THE OLD SUB-ADVISORY AGREEMENT. The material terms of the New Sub-Advisory Agreement are described below under the heading "Old Sub-Advisory Agreement."

  BOARD RECOMMENDATION. On October 29, 1998, the Board, including the Trustees who are not parties to the New Sub-Advisory Agreement or "interested persons," as defined in the 1940 Act, of any such party, voted unanimously to approve the New Sub-Advisory Agreement and to recommend its approval to you.

  For information about the Board's deliberations and the reasons for its recommendations, please see "Board Evaluation" below.

  OLD SUB-ADVISORY AGREEMENT. Under the Old Sub-Advisory Agreement, Scudder Kemper provided the Funds with a continuous investment program. The Old Sub-Advisory Agreement provided that Scudder Kemper, subject to the control of Horace Mann Investors and the Board, supplied research and management with respect to all securities, investments, cash and cash equivalents in the portfolio of the Funds. Scudder Kemper also determined, from time to time, what securities and other investments would be purchased, retained or sold by the Funds in accordance with the investment criteria and policies of the Funds.

  In return for the services provided by Scudder Kemper under the Old Sub-Advisory Agreement, Scudder Kemper was entitled to receive monthly fees from Horace Mann Investors computed at an annual rate based on the average daily net assets of each Fund. For the International Equity Fund, these fees were equal to 0.70% on the first $40 million, 0.50% on the next $60 million, and 0.45% on all assets over $100 million. For the Socially Responsible Fund, these fees were equal to 0.55% on the first $20 million, 0.45% on the next $20 million, 0.30% on the next $60 million, and 0.275% on all assets over $100 million. For the Funds' fiscal year ended December 31, 1997, the aggregate sub-advisory fees paid to Scudder Kemper were $13,713 for the International Equity Fund and $18,391 for the Socially Responsible Fund. For its services to the Funds, Horace Mann Investors receives a fee that is computed daily and paid monthly based on a percentage of each Fund's daily net assets equal to 1.10% for the International Equity Fund and 0.95% for the Socially Responsible Fund. For the Funds' fiscal year ended December 31, 1997, Horace Mann Investors waived that portion of its advisory fee for each Fund that was greater than the amount paid to Scudder Kemper.

  The Old Sub-Advisory Agreement provided that it could be terminated on 60 days' written notice, without penalty, by a majority vote of the Board, by Horace Mann Investors or by Scudder Kemper, and that it would automatically terminate in the event of its assignment or in the event that the management agreement was terminated. The Old Sub-Advisory Agreement also provided that Scudder Kemper would not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Old Sub-Advisory Agreement, except that Scudder Kemper would be liable to the Funds for any loss resulting from willful misfeasance, bad faith, or negligence on the part of Scudder Kemper in the performance of its duties or from reckless disregard by it of its obligations and duties under the Old Sub-Advisory Agreement.

  Scudder Kemper has acted as the sub-adviser for the Funds since their inception. The Old Sub-Advisory Agreement was dated December 31, 1997, was last approved by the Board on August 7, 1997 (and ratified by the Board on November 6, 1997) and was last approved by shareholders on December 1, 1997 in connection with the merger of Scudder, Stevens & Clark, Inc., Scudder Kemper's predecessor, and Zurich Insurance Company.

  NEW SUB-ADVISORY AGREEMENT. On October 29, 1998, the Board of Trustees approved the New Sub-Advisory Agreement for the Funds between Horace Mann Investors and Scudder Kemper. The New Sub-Advisory Agreement for the Funds is identical to the Old Sub-Advisory Agreement except for the commencement date. The New Sub-Advisory Agreement is dated October 29, 1998 and was for an initial term ending on November 30, 1998. At its October 29, 1998 meeting, the Board also approved the renewal of the New Sub-Advisory Agreement for an additional one-year term ending on November 30, 1999. The New Sub-Advisory Agreement may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of Board members who are not parties to the New Sub-Advisory Agreement or "interested persons" of any such party, cast in person at a meeting called for such purpose.

  BOARD EVALUATION. On October 29, 1998, the Board convened in person to consider the Zurich-B.A.T Transaction and the advisability of the New Sub-Advisory Agreement with Scudder Kemper. At this time, Scudder Kemper represented to the Board that (i) the Transaction will have no effect on the operational management of the Funds; (ii) the Transaction will not result in any significant changes in the operations of Scudder Kemper; (iii) the Transaction will not result in any changes in the portfolio managers of the Funds; (iv) there will not be any increases in the advisory fees or any change in any other provision, other than the term, of the Funds' sub-advisory agreement as a result of the Transaction; (v) the Transaction will not adversely affect Scudder Kemper's financial condition; and (vi) the Transaction should expand Scudder Kemper's global asset management capabilities and enhance Scudder Kemper's research capabilities, particularly with respect to the United Kingdom and Europe. The Board also noted Zurich's representation that any tobacco-related liability connected with B.A.T's tobacco business should not adversely affect Zurich or Scudder Kemper and the services Scudder Kemper provides to the Funds. (See "Corporate Governance" above). Scudder Kemper also furnished the Board additional information regarding the Transaction, including information regarding the terms of the Transaction and the new Zurich organization. In reviewing the terms of the New Sub-Advisory Agreement, the Board was advised by counsel.

  The Board was advised that Scudder Kemper will use its commercially reasonable efforts to ensure the satisfaction of the conditions set forth in
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser or its successor. The Board is currently in compliance with this provision of Section 15(f). Second, an "unfair burden"must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable the transaction. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any "interested person" of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. Zurich has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel to the Trust.

  In evaluating the Transaction and its effect on the Funds, the Board considered (i) the assurances of Scudder Kemper that the Transaction should not affect Scudder Kemper's ability to deliver the level of services currently provided to the Funds and its shareholders and fulfill its obligations under the New Sub-Advisory Agreement consistent with current practices; (ii) the undertaking by Scudder Kemper that no unfair burden would be imposed upon the Funds as a result of the Transaction; and (iii) that the New Sub-Advisory Agreement for the Funds, including the terms relating to the services to be provided to, and the fees and expenses payable by, the Funds, is on the same terms in all material respects as the Old Sub-Advisory Agreement. The Board also took into consideration the fact that it had within the past year considered the Old Sub-Advisory Agreement and that the New Sub-Advisory Agreement would not have an initial term extending beyond that of the Old Sub-Advisory Agreement.

  SCUDDER KEMPER. Scudder Kemper, which resulted from the combination (the "Scudder-Zurich Transaction") of the businesses of Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Kemper Investments, Inc. ("Kemper"), an indirect subsidiary of Zurich, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations, and financial and banking organizations.

  Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically,

Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

  As stated above, Scudder Kemper, 345 Park Avenue, New York, New York 10154, is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President and Director, Laurence Cheng* is a Director and, effective November 1, 1998, each of Gunther Gose* and William H. Bolinder+ is a Director of Scudder Kemper. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of Scudder Kemper, the principal occupation of Rolf Huppi is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund. The principal occupations of Gunther Gose is serving as the Chief Financial Officer of Zurich Financial Services, the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich Financial Services.

  The outstanding voting securities of Scudder Kemper are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small, and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of Scudder Kemper's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among Scudder Kemper, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of Scudder Kemper.

  Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of Scudder Kemper consists of four directors designated by ZHCA and ZKIH and three directors designated by the Management Representatives.

  The Security Holders Agreement require the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's
--------
*  Mythenquai 2, 8002 Zurich, Switzerland.
#  345 Park Avenue, New York, New York.
+  1400 American Lane, Schaumburg, Illinois.

ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

  Directors, officers, and employees of Scudder Kemper, from time to time, may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

  Exhibit C sets forth the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to the Funds.

  BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS. To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market, and statistical information to a Fund or to Scudder Kemper. SIS does not receive any commissions, fees, or other remuneration from the Funds for this service. Allocation of portfolio transactions is supervised by Scudder Kemper.

  THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THE SUB-ADVISORY AGREEMENT WITH SCUDDER KEMPER.

ITEM 6. APPROVAL OF TWO ADDITIONAL SUB-ADVISERS TO THE GROWTH FUND

  As discussed above under Item 3, the Trustees have approved Wilshire Associates Incorporated as the new investment adviser to the Funds and are submitting the New Investment Advisory Agreement with Wilshire for shareholder approval at the Meeting. Under the New Investment Advisory Agreement, Wilshire's duties would include recommending to the Board of Trustees one or more unaffiliated sub-advisers to provide a continuous investment program for each Fund or a portion of such Fund designated from time to time by Wilshire, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or designated portion of such Fund. Each sub-adviser will determine from time to time what securities and other investments will be purchased, retained, or sold with respect to the Fund or portion of such Fund served by such sub-adviser.

  WELLINGTON MANAGEMENT COMPANY, LLP. The Growth Fund currently has a single sub-adviser, Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts. Wellington Management is a Massachusetts limited liability partnership. The firm is focused solely on providing investment management services to mutual funds, institutions, and individuals.

  Wellington Management is owned and managed by its active partners. As of November 1, 1998, the managing partners of Wellington Management were Robert
W. Doran, Duncan M. McFarland,
and John R. Ryan. In addition, Exhibit D identifies the individuals who, as of November 1, 1998, were general partners of Wellington Management and states their principal occupations. Each of these individuals may be reached at Wellington Management's principal business address given above.

  CURRENT WELLINGTON MANAGEMENT SUB-ADVISORY AGREEMENT. Wellington Management currently serves as the Growth Fund's sub-adviser pursuant to an Investment Sub-Advisory Agreement with Horace Mann Investors, Inc. Under the agreement, Wellington Management furnishes a continuous investment program in respect of, and makes investment decisions for, all assets of the Fund and places all orders for the purchase and sale of securities on behalf of the Fund. The Wellington Management Sub-Advisory Agreement continues in force from year to year, provided that such continuation is specifically approved at least annually in the manner required by the 1940 Act and the rules under the 1940 Act. If such continuation is not approved, Wellington Management may continue to serve as the sub-adviser to the Fund in the manner and to the extent permitted by the 1940 Act and the rules under the 1940 Act. The Wellington Management Sub-Advisory Agreement is dated May 1, 1997, was approved by the Growth Fund's initial shareholder on April 30, 1997, and was last renewed by the Board of Trustees at an in person meeting held on October 29, 1998 for a term ending on November 30, 1999.

  As compensation for its services to the Fund, Horace Mann Investors pays Wellington Management a sub-advisory fee out of the advisory fee that Horace Mann Investors receives from the Fund. Wellington Management's sub-advisory fee is paid at the end of each calendar month and is computed at the annual rate of 0.400% on the first $100 million of the Fund's average daily net assets during the applicable month, 0.300% on the next $100 million of net assets, and 0.250% on all net assets over $200 million. For the Fund's fiscal year ended December 31, 1997, Wellington Management's sub-advisory fees for the services that it provided to the Growth Fund totaled $1,514,865.

  The Wellington Management Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment and may be terminated at any time without the payment of any penalty by Horace Mann Investors or Wellington Management on sixty days' written notice to the other party. The Board of Trustees or the holders of a majority of the Fund's outstanding securities (as defined in the 1940 Act) may also terminate the agreement on sixty days' written notice without penalty. In addition, Horace Mann Investors, the Board of Trustees, or the holders of a majority of the Fund's outstanding securities (as defined in the 1940 Act) may terminate the agreement at any time without the payment of any penalty if Wellington Management or any officer or director of Wellington Management has taken any action that results in a material breach of Wellington Management's covenants under the agreement.

  PROPOSED MULTIPLE SUB-ADVISER STRUCTURE. At the direction of the Board of Trustees, Wilshire has identified and selected two additional sub-advisers for the Growth Fund: Mellon Equity Associates, LLP and Brinson Partners, Inc. Wellington will continue to manage a portion of the Growth Fund's assets under a new sub-advisory agreement between Wilshire and Wellington Management, as described below. The Growth Fund's current large cap value style will be maintained. At the Meeting, you are being asked to approve a sub-advisory agreement between Mellon Equity and Wilshire and a sub-advisory agreement between Brinson Partners and Wilshire.

  NEW SUB-ADVISORY AGREEMENT WITH WELLINGTON. If the New Investment Advisory Agreement with Wilshire is approved, Wilshire intends to enter into a new sub-advisory agreement with Wellington Management, which would be substantially similar to the current sub-advisory agreement, except that Wellington Management would manage only a portion of the Growth Fund's assets and that the fees would be lower. The new fees would be as follows: 0.325% on the first $50 million, 0.275% on the next $150 million, 0.225% on the next $300 million, and 0.175% on all assets over $500 million. A form of the new sub-advisory agreement is attached to this proxy statement as Exhibit E.

ITEM 6A. APPROVAL OF MELLON EQUITY ASSOCIATES, LLP AS AN ADDITIONAL SUB-ADVISER TO THE GROWTH FUND

  MELLON EQUITY ASSOCIATES, LLP. At an in person meeting held on October 29, 1998, the Board of Trustees approved a sub-advisory agreement between Mellon Equity and Wilshire under which Mellon Equity would initially manage 40% of the Growth Fund's assets. You are now being asked to approve this agreement. Mellon Equity, 500 Grant St., Suite 3700, Pittsburgh, Pennsylvania 15258, employs a highly quantitative approach for large capitalization value equity management. In 1987, Mellon Bank, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, spun off Mellon Equity from the investment management division of the Bank's trust department. While it remains a wholly-owned subsidiary of Mellon Bank, Mellon Equity is a stand-alone operating entity that directly manages all of its research, portfolio management, marketing, and client contact functions.

  William P. Rydell is the President and Chief Executive Officer of Mellon Equity. In addition, Exhibit F identifies the individuals who, as of November 1, 1998, were principals of Mellon Equity and states their principal occupations. Each of these individuals may be reached at Mellon Equity's principal business address given above.

  Mellon Equity also serves as an investment adviser or sub-adviser to other funds that have investment objectives similar to that of the Growth Fund. Exhibit G contains a table that identifies those funds, states their approximate net assets as of September 30, 1998, and indicates whether Mellon Equity has waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract.

  Under the proposed agreement, Mellon Equity would furnish a continuous investment program in respect of, and would make investment decisions for, such portion of the Fund's assets as Wilshire will from time to time designate and place all orders for the purchase and sale of securities on behalf of such designated portion of the fund's assets. The agreement would continue in force from year to year, provided that such continuation is specifically approved at least annually in the manner required by the 1940 Act and the rules under the 1940 Act. If such continuation is not approved, Mellon Equity may continue to serve as the sub-adviser to the Fund in the manner and to the extent permitted by the 1940 Act and the rules under the 1940 Act. The agreement will be dated March 1, 1999, for an initial term ending on December 31, 2000.

  As compensation for its services to the Fund, the Fund's adviser would pay Mellon Equity a sub-advisory fee out of the advisory fee that the adviser received from the Fund. Mellon Equity's sub-advisory fee would be paid at the end of each calendar month and would be computed at the annual rate of 0.200% of net assets.

  The agreement would provide that it will terminate automatically in the event of its assignment and that it may be terminated at any time without the payment of any penalty by the adviser or Mellon Equity on sixty days' written notice to the other party. The Board of Trustees or the holders of a majority of the Fund's outstanding securities (as defined in the 1940 Act) may also terminate the agreement on sixty days' written notice without penalty. In addition, the adviser, the Board of Trustees, or the holders of a majority of the Fund's outstanding securities (as defined in the 1940 Act) may terminate the agreement at any time without the payment of any penalty if Mellon Equity or any officer or director of Mellon Equity has taken any action that results in a material breach of Mellon Equity's covenants under the agreement. A form of the proposed sub-advisory agreement is attached to this voting instruction/proxy statement as Exhibit E.

  BOARD RECOMMENDATION. On October 29, 1998, the Board of Trustees, including each of the Trustees who is not an "interested person" (as defined in the 1940
Act) approved the Mellon Equity sub-advisory agreement. In approving the agreement, and in recommending its approval to shareholders, the Board obtained substantial information regarding the management, financial position, and business of Mellon Equity; the history of Mellon Equity's business and operations; Mellon Equity's prior investment performance with respect to similar mutual funds; and the anticipated effect of the addition of Mellon Equity as a sub-adviser to the Growth Fund on the Fund and its shareholders. As a result of its review and consideration of the Mellon Equity sub-advisory agreement, the Board unanimously determined that hiring Mellon Equity as a sub-adviser to the Growth Fund would be in the best interest of shareholders and voted unanimously to approve the sub-advisory agreement and recommend it for your approval. In reviewing the terms of the proposed sub-advisory agreement, the Board was advised by counsel.

  BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS. Under the proposed sub-advisory agreement, Mellon Equity or an affiliated person of Mellon Equity may act as broker for the Growth Fund in connection with the purchase or sale of securities or other investments for the Fund, subject to (a) the requirement that Mellon Equity seek to obtain best execution; (b) the provisions of the Investment Advisers Act of 1940, as amended; (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Board of Trustees, Mellon Equity or its affiliated persons may receive brokerage commissions, fees, or other remuneration from the Fund or the Trust for such services in addition to its fees under the sub-advisory agreement.

ITEM 6B. APPROVAL OF BRINSON PARTNERS, INC. AS AN ADDITIONAL SUB-ADVISER TO THE GROWTH FUND

  BRINSON PARTNERS, INC. At an in person meeting held on October 29, 1998, the Board of Trustees approved a sub-advisory agreement between Brinson Partners and Wilshire under which Brinson Partners would initially manage 40% of the Growth Fund's assets. You are now being asked to approve this proposed agreement. Brinson Partners, 209 South LaSalle Street, Chicago, Illinois, is a wholly-owned subsidiary of UBS AG, a Swiss banking corporation located at Gessnerallee 3, 8021 Zurich, Switzerland.

  Gary P. Brinson, Brinson Partners' Chief Executive Officer, plays a key role in the UBS Brinson global organization. In addition, Exhibit H identifies the individuals who, as of November 1, 1998, were members of the Board of Directors of Brinson Partners and states their principal occupations. Each of these individuals may be reached at Brinson Partners' principal business address given above.

  Brinson Partners also serves as an investment adviser or sub-adviser to other funds that have investment objectives similar to that of the Growth Fund. Exhibit I contains a table that identifies those funds, states their approximate net assets as of November 2, 1998, and indicates whether Brinson Partners has waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract.

  Under the proposed agreement, Brinson Partners would furnish a continuous investment program in respect of, and would make investment decisions for, such portion of the Fund's assets as Wilshire will from time to time designate and place all orders for the purchase and sale of securities on behalf of such designated portion of the Fund's assets. The agreement would continue in force from year to year, provided that such continuation is specifically approved at least annually in the manner required by the 1940 Act and the rules under the 1940 Act. If such continuation is not approved, Brinson Partners may continue to serve as the sub-adviser to the Fund in the manner and to the extent permitted by the 1940 Act and the rules under the 1940 Act. The agreement will be dated March 1, 1999, for an initial term ending on December 31, 2000.

  As compensation for its services to the Fund, the Fund's adviser would pay Brinson Partners a sub-advisory fee out of the advisory fee that the adviser received from the Fund. Brinson Partners's sub-advisory fee would be paid at the end of each calendar month and would be computed at the annual rate of 0.200% of net assets.

  The agreement would provide that it will terminate automatically in the event of its assignment and that it may be terminated at any time without the payment of any penalty by the adviser or Brinson Partners on sixty days' written notice to the other party. The Board of Trustees or the holders of a majority of the Fund's outstanding securities (as defined in the 1940 Act) may also terminate the agreement on sixty days' written notice without penalty. In addition, the adviser, the Board of Trustees, or the holders of a majority of the Fund's outstanding securities (as defined in the 1940 Act) may terminate the agreement at any time without the payment of any penalty if Brinson Partners or any officer or director of Brinson Partners has taken any action that results in a material breach of Brinson Partners' covenants under the agreement. A form of the proposed sub-advisory agreement is attached to this voting instruction/proxy statement as Exhibit E.

  BOARD RECOMMENDATION. On October 29, 1998, the Board of Trustees, including each of the Trustees who is not an "interested person" (as defined in the 1940
Act) approved the Brinson Partners sub-advisory agreement. In approving the agreement, and in recommending its approval to shareholders, the Board obtained substantial information regarding the management, financial position, and business of Brinson Partners; the history of Brinson Partners' business and operations; Brinson Partners' prior performance with respect to other similar mutual funds; and the anticipated effect of the addition of Brinson Partners as a sub-adviser to the Growth Fund on the Fund and its shareholders. As a result of its review and consideration of the Brinson Partners sub-advisory agreement, the Board unanimously determined that hiring Brinson Partners as a sub-adviser to the Growth Fund would be in the best interest of shareholders and voted unanimously to approve the sub-advisory agreement and recommend it for your approval. In reviewing the terms of the proposed sub-advisory agreement, the Board was advised by counsel.

  BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS. Under the proposed sub-advisory agreement, Brinson Partners or an affiliated person of Brinson Partners may act as broker for the Growth Fund in connection with the purchase or sale of securities or other investments for the Fund, subject to (a) the requirement that Brinson Partners seek to obtain best execution; (b) the provisions of the Investment Advisers Act of 1940, as amended; (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Board of Trustees, Brinson Partners or its affiliated persons may receive brokerage commissions, fees, or other remuneration from the Fund or the Trust for such services in addition to its fees under the sub-advisory agreement.

ITEM 7. APPROVAL OF "FUND OF FUNDS" ARRANGEMENT

  INTRODUCTION. One of the purposes of the Meeting is to seek the approval of the Balanced Fund's shareholders to amend two of the Fund's fundamental investment restrictions to allow the Fund to invest directly in shares of the Growth Fund and of the Income Fund. Item 3, Item 7a, and Item 7b are related. If you do not approve Item 3, Item 7a, and/or Item 7b, then the fund of funds arrangement will not be implemented as proposed.

  The Board of Trustees has approved a change in the operations of the Balanced Fund so that, instead of purchasing the same individual securities purchased separately by the Growth Fund and the Income Fund, the Balanced Fund would invest directly in shares of the Growth Fund and of the Income Fund. This is known as a "fund of funds" arrangement. For the reasons discussed below under the heading "Reasons for the Proposed Fund of Funds Arrangement," the Trustees have determined that the fund of funds arrangement will benefit the Balanced Fund's shareholders. In the future, if the Trustees determine that the fund of funds arrangement is no longer in shareholders' best interest, then the Trustees may discontinue the arrangement without your approval.

  The Balanced Fund currently is subject to certain fundamental investment restrictions that limit its ability to serve as a fund of funds. Therefore, the Balanced Fund's conversion to a fund of funds is contingent upon your approval of certain changes to two of the Fund's fundamental investment restrictions (Item 7a and Item 7b). The conversion is also contingent upon the approval of Wilshire Associates Incorporated as the investment adviser to the funds (Item 3). In addition, the ability of the Balanced Fund, under a fund of funds structure, to invest in certain types of instruments, is contingent upon the receipt of an order of exemption from the Securities and Exchange Commission (the "SEC") from certain provisions of the 1940 Act. The order of exemption, if granted, would allow the Balanced Fund to invest in securities other than shares of the Growth Fund and the Income Fund (such as financial futures contracts and options on securities and securities indexes) while operating as a fund of funds. The Fund and Wilshire Associates Incorporated, the Fund's proposed new investment adviser, will apply for an order of exemption, which is described in more detail below under the heading "Requirement for Exemptive Relief from the SEC." It is anticipated that the SEC will issue the order. However, there is no assurance that the order will be granted. If the SEC does not grant the order, the Balanced Fund would limit its investments to shares of the Growth Fund and the Income Fund, cash, and U.S. government securities.

STRUCTURE OF THE FUND OF FUNDS

  How the Fund Will Operate as a Fund of Funds. If the Fund operates as a fund of funds, it intends to invest in two investment companies that are also series of the Trust: the Growth Fund and the Income Fund. The Balanced Fund also would be permitted to invest in individual securities. The Balanced Fund currently invests in the same kinds of stocks and bonds held separately by the Growth Fund and the Income Fund. The stock portion of the Balanced Fund's portfolio is currently managed by the same portfolio manager as the Growth Fund; the bond portion of the Balanced Fund's portfolio is currently managed by the same portfolio manager as the Income Fund. Both portfolio managers are employed by Wellington Management Company, LLP, the current sub-adviser to the Growth, Income, and Balanced Funds. Currently, Horace Mann Investors, Inc. serves as the Funds' investment adviser and provides certain administrative services to the Funds under the Current Management Agreement. As discussed in detail under Items 3, 6a and 6b above, shareholders are being asked to approve Wilshire Associates Incorporated as the Funds' investment adviser, and Mellon Equity Associates, LLP and Brinson Partners, Inc. as additional sub-advisers to the Growth Fund. Horace Mann Investors will continue to provide administrative services to the Funds under the new Administration Agreement.

  Although the investment policies of the Balanced Fund presumably will differ somewhat with a change in investment adviser, the Fund's investment objective will remain the same. Currently the Fund's mix of investments is adjusted between the equity sector and the fixed-income sector to capitalize on perceived variations in return potential produced by changing financial market and financial conditions. However, such adjustments generally are not substantial. Wilshire intends to manage the Balanced Fund such that it will not attempt to time the market. The Balanced Fund currently may employ financial futures contracts and options on securities and securities indices to facilitate the reallocation of the Balanced Fund's assets among the various sectors. Both Horace Mann Investors and Wilshire believe using these investment techniques may, in general, provide a hedge against changes in market conditions while minimizing transaction costs to the Fund in connection with the reallocation of its assets. Although the use of these instruments is not risk free, it is contemplated that if the SEC grants the order of exemption, Wilshire (or the sub-advisers, if any) may invest a portion of the Balanced Fund's assets in options and futures and other securities to provide for flexibility in managing the relative positions of the equity sector securities and fixed-income sector securities in the Balanced Fund.

  Expense Information. Following its conversion to a fund of funds, the Balanced Fund will be structured to avoid unnecessary duplication or layering of fees and expenses. Assuming that shareholders approve Wilshire Associates Incorporated as the Funds' new investment Adviser (see Item 3 above), the portion of the Balanced Fund's assets that are not invested in the Growth Fund or in the Income Fund will be subject to an advisory fee payable to Wilshire at the annual rate of 0.400% of average daily net assets. The portion of the Balanced Fund's assets invested in shares of the Growth or Income Funds would also be subject to its proportionate share of the advisory fees of the underlying fund. In combination, the overall advisory fee of the Balanced Fund under the fund of funds arrangement is anticipated to be, on an annual basis, 0.400% of average daily net assets. Wilshire will provide additional services to the Balanced Fund, which will consist primarily of allocating and reallocating the Balanced Fund's assets among the various investment sectors. These allocation services will be provided in addition to, and thus will not be duplicative of, the advisory services provided at the underlying fund level and at the Balanced Fund level in connection with investments in individual securities, including options and futures.

  In addition to advisory fees, the Balanced Fund would be subject to the fees payable to Horace Mann Investors, Inc. as the Funds' administrator. These administrative fees are anticipated to be, on an annual basis, 0.245% of average daily net assets under the proposed terms of the new Administration Agreement. However, Horace Mann Investors has indicated that it intends to waive the majority of its management fees for the Balanced Fund if the fund of funds structure is implemented. Under the fund of funds structure, assuming that Horace Mann Investors continues to waive a majority of its administration fees, it is anticipated that total Fund operating expenses will decrease slightly. Other operating expenses currently applicable to you, including fees for custodial services, trustees' fees, legal and accounting services, and transfer agency services, will be incurred at both the Balanced Fund level and the underlying fund level. Although certain of these expenses may be reduced upon the Balanced Fund's conversion to a fund of funds structure, there may be some unavoidable duplication.

  It is anticipated that you will bear a reduced amount of portfolio transaction costs under a fund of funds structure. By the Balanced Fund investing in the Growth Fund and the Income Fund, you may benefit from reduced brokerage and other transaction costs associated with investment in individual securities, except to the extent that the Balanced Fund continues to invest in small lots of individual securities. Although you will be subject to your proportionate share of the transaction costs at the underlying fund level, such costs will reflect the generally lower costs associated with trading larger blocks of securities and are expected to reduce such costs for you.

  The following table shows the estimated annual operating expenses of the Balanced Fund based upon the Fund's net assets as of October 23, 1998, and shows the estimated annual operating expenses (both direct and indirect) following the Balanced Fund's conversion to a fund of funds structure as well as the contractual fee rates under the New Investment Advisory Agreement and the New Administration Agreement. This table does not reflect any charges or fees paid pursuant to the terms of the contracts funded by the separate accounts that invest in shares of the Funds. The estimated expenses following conversion to a fund of funds structure reflect a voluntary waiver by Horace Mann Investors of 0.240% of its 0.245% administration fee with respect to the Balanced Fund. Horace Mann Investors may determine to discontinue this waiver at any time, in which case the contractual fee rate would apply. In that event, the Balanced Fund's total operating expenses would be higher under the fund of funds structure.

                                                                            ESTIMATED
                                                        ESTIMATED           EXPENSES
                                                         EXPENSES        (WITH VOLUNTARY
                               ESTIMATED EXPENSES (AT CONTRACTUAL RATES)    WAIVERS)
                               IF NOT OPERATED AS     IF OPERATED AS     IF OPERATED AS
                                 FUND OF FUNDS        FUND OF FUNDS       FUND OF FUNDS
                               ------------------ ---------------------- ---------------
      Advisory Fees...........       0.400%               0.400%             0.400%
      Administration Fees.....       0.245%               0.490%             0.250%
      Other Expenses..........       0.180%               0.160%             0.160%
                                     ------               ------             ------
        Total Operating
         Expenses.............       0.825%               1.050%             0.810%

  REASONS FOR THE PROPOSED FUND OF FUNDS ARRANGEMENT. The Trustees believe the proposed fund of funds arrangement will benefit you in several respects. Since its inception, the Balanced Fund has attempted to provide investors with the opportunity to invest in both the equity and fixed-income markets through a single fund in which the investor receives the benefit of professional portfolio allocation services. The Balanced Fund allocates its investments among three sectors: stocks, bonds, and money market instruments. Currently, the Balanced Fund separately holds the same individual securities held by the Growth Fund and the Income Fund. Since its inception, the majority of the Balanced Fund's assets typically have been invested in the equity sector. The fund of funds structure is expected to benefit Balanced Fund shareholders in two ways. First, rather than making two separate investments in the same securities (i.e., one for the Growth Fund or Income Fund and one for the Balanced Fund), the Funds will be able to invest in a single, larger block of securities, which should result in lower transaction costs. Second, it is expected that the Balanced Fund's total operating expenses will decrease slightly. However, such decrease is contingent upon continued voluntary waivers of the administrative fees by Horace Mann Investors.

  Moreover, allowing the Balanced Fund to invest directly in the Income Fund will provide greater diversification for the Income Fund, which has been unable to take full advantage of investment opportunities that are available to the Balanced Fund due to the Income Fund's relatively small asset base. In addition, the lack of a sufficient cash flow into the Income Fund has made it more difficult and costly for the Income Fund to re-position itself into investments with varying lengths of maturity and duration. As of December 31, 1997, the Income Fund's portfolio was divided among 58 corporate debt, mortgage-backed and U.S. Treasury securities, and the remainder in cash instruments. In comparison, on that date the Balanced Fund held 163 different fixed-income securities. The Funds and Wilshire believe the relative inability of the Income Fund to achieve greater diversification and greater cash flows has resulted in a level of performance below the level that could have been achieved had the Balanced Fund been able to invest in the Income Fund during its lifetime.

  REQUIREMENT FOR SEC EXEMPTIVE RELIEF. The proposed change in the Balanced Fund's structure, whereby the Fund may invest in other instruments such as financial futures contracts and options on securities and securities indexes, is subject to the receipt of an order from the SEC granting an exemption from certain provisions of the 1940 Act. The 1940 Act provides, in general, that an investment company such as the Fund may not invest more than an aggregate of 10% of its total assets in other investment companies, and provides other limits on investments in individual investment companies. The 1940 Act further provides, however, that an investment company may invest an unlimited amount in another investment company within the same group of investment companies, as long as investments are limited to shares of such investment companies, U.S. government securities, and short-term paper. The Fund will file an application for an order of exemptive relief from these provisions of the 1940 Act to the extent that they would limit the Fund's ability to operate as a fund of funds as proposed. The application describes in detail the proposed fund of funds arrangement, which has been structured to be consistent with other fund of funds arrangements that the SEC has previously approved. In the application, the Trust and Wilshire Associates Incorporated will agree to abide by certain conditions that the SEC has required in other fund of funds arrangements.

  If granted, the order would enable the Balanced Fund to exceed the 10% aggregate limit and certain other limitations on investing in shares of other investment companies provided in the 1940 Act, subject to certain conditions required by the SEC. Although there can be no assurance that the SEC will grant the order of exemption, it is believed it is likely that such an order will be granted. If the SEC imposes additional restrictions as a condition to granting the order, it is believed any such restrictions would not substantially affect the description of the fund of funds arrangement described above.

  If for any reason all of the necessary approvals are not received to implement the proposed fund of funds arrangement, Wilshire Associates Incorporated, the proposed new investment adviser to the Funds, has recommended using the same sub-adviser structure for the equity portion of the Balanced

Fund as that proposed for the Growth Fund (see Item 6a and Item 6b above) and the same sub-adviser for the fixed-income portion of the Balanced Fund as that currently in place for the Income Fund.

ITEM 7A. PROPOSAL TO CHANGE THE BALANCED FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO ALLOWING THE FUND TO HOLD LARGER INVESTMENTS IN FEWER COMPANIES.

  As described above, it is necessary that you approve changes to two of the Fund's fundamental investment restrictions for the Fund to operate as a fund of funds. One limitation proposed to be amended is the Fund's limitation with respect to the percentage of the Fund's assets that the Fund may invest in the securities of any one issuer and the percentage of assets of a single issuer permitted to be owned by the Fund.

  CURRENTLY, THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION PROVIDES:

  [The Fund may not] . . . purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of that issuer, or (b) [the] Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing is less than one year are treated as a single class of securities).

  AS PROPOSED, THE AMENDED FUNDAMENTAL INVESTMENT RESTRICTION WOULD READ AS FOLLOWS (NEW LANGUAGE APPEARS IN ITALICS):

  [The Fund may not] . . . purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities, or, for the Balanced Fund only, any security issued by any investment company or series thereof) if, as a result, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of any class of securities of that issuer (for this purpose, all debt obligations of an issuer maturing is less than one year are treated as a single class of securities).

  The current restriction limits the extent to which the Balanced Fund may invest in any one issuer. This limitation is intended to protect the Fund's value from excessive volatility as a result of the price fluctuations of a single security owned by the Fund and to prevent the Fund from acquiring control of too high a percentage of an issuer. However, the 1940 Act explicitly states that investment in other investment companies need not be subject to this limitation. The proposed amendment would give the Fund the full flexibility afforded under the 1940 Act. The Fund would continue to be "diversified," as that term is defined in the 1940 Act.

  If the proposed amendment is approved by you, the Balanced Fund will be able to invest in other investment companies without regard to the limitations applicable to investment in securities of other types of issuers. To the extent that the Fund continues to purchase individual securities that are not U.S. government securities, this restriction would still apply. If approved, the amended investment restriction would permit the Fund to own more than 10% of the securities of any mutual fund in which it invests. To the extent that the Fund acquires this level of ownership in another mutual fund from time to time, management does not believe there would be any material adverse effects on the Fund or you.

  The proposed amendment does not require that investments in other investment companies be limited to funds in the same family or group of investment companies. However, to invest more than in the stated percentage of assets in unaffiliated investment companies, the Balanced Fund would require further exemptive relief from the SEC. The Fund does not intend to seek such additional exemptive relief. In addition, the proposed amendment to the restriction in Item 7b explicitly limits the Balanced Fund's mutual fund investments to funds advised by Wilshire Associates Incorporated or an affiliate of Wilshire.

  The Trustees have approved the amendment to this investment restriction and recommend that you approve the amendment at the Meeting. The Trustees believe adoption of this amended fundamental investment restriction would be in the best interest of the Balanced Fund's shareholders.

  THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THIS CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION.

ITEM 7B. PROPOSAL TO CHANGE THE BALANCED FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENT IN OTHER INVESTMENT COMPANIES

  In addition to expanding the Balanced Fund's ability to invest in a single issuer described above in Item 7a, you are being asked to approve an amendment to the Balanced Fund's fundamental investment restriction that limits its ability to invest in other investment companies. To implement the fund of funds arrangement, it is proposed that this restriction be amended to permit the Fund to invest without limit in other investment companies advised by Wilshire Associates Incorporated or an affiliate of Wilshire.

  CURRENTLY, THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION PROVIDES:

  [The Fund may not] . . . invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

AS PROPOSED, THE AMENDED FUNDAMENTAL INVESTMENT RESTRICTION WOULD READ AS FOLLOWS (NEW LANGUAGE APPEARS IN ITALICS):

  [The Fund may not] . . . invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and except that during any period in which the Balanced Fund operates as a "fund of funds" in accordance with the Prospectus and applicable law, the Balanced Fund may purchase without limit shares of the Growth Fund, the Income Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Balanced Fund's adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser.

  In its current form, this investment restriction does not allow the Balanced Fund to invest in other investment companies, except where the shares of another mutual fund are acquired by the Balanced Fund as part of a merger, consolidation, or acquisition of assets. To operate as a fund of funds, you must approve the amended version of this restriction, which would remove this limitation during any period in which the Balanced Fund operates as a fund of funds. In the future, if it is determined that the Balanced Fund should cease to be a fund of funds, the percentage limitations applicable to investment in other investment companies would apply. Under the amended investment restriction, the Balanced Fund could invest a substantial portion of its assets only in investment companies that are advised by Wilshire or an affiliate of Wilshire. The limitation on investment in other investment companies specified in the current investment restriction is even more restrictive than those under the 1940 Act, which permits investment companies to invest in other investment companies subject to certain percentage limitations.

  The Trustees have approved the amendment to this investment restriction and recommend that you approve the amendment at the Meeting. As described in detail above under "The Fund of Funds Arrangement," the Trustees believe approval of the proposed fundamental investment restriction regarding investment in other investment companies as part of the fund of funds arrangement will be in the best interest of the Balanced Fund's shareholders.

  THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THIS CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION.

                               OTHER INFORMATION

  GENERAL. The cost of preparing, printing and mailing the enclosed voting instruction/proxy, accompanying notice, and voting instruction/proxy statement and all other costs incurred in connection with the solicitation of voting instructions/proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Trust, except that portion of the costs related to the approval of the new sub-advisory agreement with Scudder Kemper, which will be paid by Zurich. In addition to solicitation by mail, certain officers and representatives of the Funds, officers, employees or agents of Horace Mann Investors, Inc. and Horace Mann Life Insurance Company, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. A COPY OF YOUR FUNDS' ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-999-1030 OR BY WRITING THE FUNDS, C/O HORACE MANN MUTUAL FUNDS, P.O. BOX 4657, SPRINGFIELD, ILLINOIS 62708-4657.

  PROPOSALS OF SHAREHOLDERS. As a Delaware business trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholder meeting must be received by the Trust no later than four months prior to the date when voting instruction/proxy statements are mailed to shareholders.

  OTHER MATTERS TO COME BEFORE THE MEETING. The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth in this voting instruction/proxy statement. Should any other matters requiring a vote of shareholders arise, the voting instruction/proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such voting instruction/proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

  VOTING, QUORUM. Each share of the Fund is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting. No shares have cumulative voting rights.

  Each valid voting instruction/proxy will be voted in accordance with the instructions on the voting instruction/proxy as the persons named in the voting instruction/proxy determine on such other business as may come before the Meeting. If no designation is given, the proxy will be voted FOR the election of the persons who have been nominated as trustees and FOR Items 2, 3, 4, and, if applicable, FOR Items 5, 6a, 6b, 7a, and 7b. Interests of contract owners from whom no voting instructions are received will be voted in proportion to the instructions that are timely received. Contract owners who are executing voting instructions may revoke them at any time before they are voted by executing and submitting a revised voting instruction form, by writing to the Funds, or by revoking the voting instruction in person at the Meeting. Only a shareholder may execute or revoke a proxy. Therefore, a contract owner who has given voting instructions may revoke them only through Horace Mann Life Insurance Company. Voting instructions given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

  Item 1 (election of trustees) requires a plurality vote of the shares of the Funds. This means that the six nominees receiving the largest number of votes will be elected. Item 2 (ratification of selection of independent auditors) requires the affirmative vote of more than 50% of the shares present in person or by proxy. Item 3 (approval of an advisory agreement with Wilshire), Item 4 (approval of new method of selecting and replacing subadvisers), Item 5 (approval of a sub-advisory agreement with Scudder Kemper), Item 6a (approval of a sub-advisory agreement with Mellon Equity), Item 6b (approval of a sub-advisory agreement with Brinson Partners), Item 7a (approval of change in Balanced Fund's investment restriction with respect to allowing the Fund to hold larger investments in fewer companies), and Item 7b (approval of change in Balanced Fund's investment restriction with respect to investment in other investment companies) each requires the affirmative vote of a "majority of the outstanding voting securities" of the applicable Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding shares of the Trust are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust.

  The Declaration of Trust provides that the presence at the Meeting, in person or by proxy, of the holders of one-third of the interests of the Trust constitutes a quorum for the transaction of business. If a quorum is present, the affirmative vote by the holders of 50% or more of the interests present, in person or by voting instruction/proxy, is sufficient for shareholder action, unless the 1940 Act, other applicable law, or the Trust's organizational documents require a greater number of affirmative votes. If the necessary quorum to transact business, or the vote required to approve or reject an item, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. The affirmative vote of the holders of less than 50% of the interests present, in person or by proxy, will be sufficient for such adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interest of the respective Fund's shareholders.

  In tallying votes, abstentions will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions will have no effect. The six nominees having the most votes will be elected. On Items 2, 3, 4, 5, 6a, 6b, 7a, and 7b, abstentions will have the effect of being counted as voted against the Items.

  The Board of Trustees recommends an affirmative vote on all Items.

  PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS/PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees

Ann M. Caparros
Secretary

                                                                      EXHIBIT A

                     FORM OF INVESTMENT ADVISORY AGREEMENT

  This Investment Advisory Agreement is made as of this           , 199
between HORACE MANN MUTUAL FUNDS, a Delaware business trust (herein called the "Company"), and WILSHIRE ASSOCIATES INCORPORATED, a California corporation (herein called the "Advisor").

  WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

  WHEREAS, the Company wishes to retain the Advisor under this Agreement to render investment advisory services to the portfolios of the Company known as the Horace Mann Growth Fund, Balanced Fund, Income Fund, Short Term Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (the "Initial Fund(s)", together with any other Company portfolios which may be established later and served by the Advisor hereunder, being herein referred to collectively as the "Funds" and each individually as a "Fund"), and Advisor wishes to render such services;

  NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

  1. Appointment of Advisor.

    (A) The Company hereby appoints the Advisor as the investment adviser of each Fund on the terms and for the period set forth in this Agreement and the Advisor hereby accepts such appointment and agrees to perform the services and duties set forth herein on the terms herein provided. The Advisor may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to provide such services to the Trust under applicable law and are under common control with the Advisor provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) that such organized group of persons is managed at all times by authorized officers of the Advisor.

    (B) In the event that the Company establishes one or more portfolios other than the Initial Fund(s) with respect to which it desires to retain the Advisor to render investment advisory services hereunder, it shall notify the Advisor in writing. If the Advisor is willing to render such services, it shall notify the Company in writing whereupon such portfolio or portfolios shall become a Fund or Funds hereunder.

  2. Investment Services and Duties. The Advisor may recommend to the Board of Trustees one or more investment advisers who are not affiliated with the Advisor (herein referred to collectively as the "Sub-Advisors" and each individually as a "Sub-Advisor") to provide a continuous investment program for each Fund or a portion thereof designated from time to time by the Advisor, including investment, research, and management with respect to all securities and investments and cash equivalents for the Fund or designated portion thereof. Upon approval of a Sub-Advisor by the Board of Trustees, the Advisor shall enter into an agreement with such Sub-Advisor, in a form approved by the Board of Trustees, for the provision of such services, subject to the supervision of the Board of Trustees and the Advisor.

    (A) The Advisor shall review, monitor and report to the Board of Trustees regarding the performance and investment procedures of each Sub-Advisor and shall assist and consult with each Sub-Advisor in connection with the Fund's continuous investment program. The Advisor shall provide its services under this Section 3 in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' then current registration statement and resolutions of the Company's Board of Trustees.

    (B) Each Sub-Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund or portion thereof served by such Sub-Advisor. The Company acknowledges and agrees that, subject to the provisions of paragraph (A) hereof, the Advisor shall not be responsible for any such determinations by any Sub-Advisor. Each Sub-Advisor shall provide services to the Funds in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' then current registration statement and resolutions of the Company's Board of Trustees.

    (C) With respect to any assets of a Fund that are not being managed by a Sub-Advisor, the Advisor shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund or portion thereof not served by such Sub-Advisor. The Advisor shall provide services to the Funds in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' then current registration statement and resolutions of the Company's Board of Trustees.

    (D) The Advisor shall maintain books and records with respect to its services hereunder and furnish the Company's Board of Trustees such periodic special reports as the Board may request. The Company acknowledges and agrees that the Sub-Advisors will be responsible for maintenance of books and records with respect to the securities transactions of the Funds.

  3. Compliance with Governing Instruments and Laws. In performing its duties as Advisor for the Funds, the Advisor shall act in conformity with the Company's Declaration of Trust, Bylaws, prospectuses and statements of additional information, and the instructions and directions of the Board of Trustees of the Company. In addition, the Advisor shall conform to and comply with the requirements of the 1940 Act, the Rules and Regulations of the Commission, the requirements of subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended, and all other applicable federal or state laws and regulations.

  4. Services Not Exclusive. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The services furnished by the Advisor hereunder are not deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

  5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it in connection with its services hereunder by Rule 31a-1 under the 1940 Act.

  6. Expenses Assumed as Advisor. Except as otherwise stated in this Agreement, the Advisor shall pay all expenses incurred by it in performing its services and duties hereunder as Advisor

(including without limitation all compensation of Sub-Advisors to the Funds pursuant to its agreements with such Sub-Advisors). The Company shall bear all other expenses incurred in the operation of the Funds, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of trustees who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Advisor or any Sub-Advisor or any of their affiliates, Securities and Exchange Commission ("Commission") fees and state blue sky registration and qualification fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining trust existence, costs of preparing and printing prospectuses or any supplements or amendments thereto necessary for the continued effective registration of the Funds' shares ("Shares") under federal or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders of the Funds, costs of shareholders' reports and meetings, and any extraordinary expenses. It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid by the Company as provided in any plan which may in the sole discretion of the Company be adopted in accordance with Rule 12b-1 under the 1940 Act, and that such expenses shall be paid apart from any fees paid under this Agreement.

  7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Advisor a fee, computed daily and payable monthly, at the annual rate as set forth in the attached fee schedule based on the average daily net assets of each Fund determined as set forth in the current prospectus and statement of additional information of the Company with respect to the Fund as amended from time to time. Such fee as is attributable to each Fund shall be a separate (and not joint or joint and several) obligation of each such Fund. The Company shall reduce the advisory fee to be paid by each Fund to the Advisor by the amount of any advisory fees paid indirectly by such Fund to other investment companies as a result of the Fund's investment in such investment companies' securities.

  8. Affiliated Broker. The Advisor or an affiliated person of the Advisor may act as broker for the Funds or any portion thereof in connection with the purchase or sale of securities or other investments for the Funds or any portion thereof, subject to: (a) the requirement that the Advisor seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Funds' Board of Trustees, the Advisor or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Funds for such services in addition to the Advisor's fees for services under this Agreement.

  9. Confidentiality. The Advisor shall treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present shareholders or those persons or entities who respond to the Distributor's inquiries concerning investment in the Company, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Advisor from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries with respect to the Funds.

  10. Limitations of Liability; Indemnification.

    (A) The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of the Advisor's fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the Advisor's willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Advisor, who may be or become an officer, director, employee or agent of the Company, shall be deemed when rendering services to the Company or to any Fund, or acting on any business of the Company or of any Fund (other than services or business in connection with the Advisor's duties as Advisor hereunder or under any other agreement with the Company), to be rendering such services to or acting solely for the Company or Fund and not as an officer, director, employee or agent or one under the control or direction of the Advisor even though paid by the Advisor.

    (B) The Company shall indemnify and hold harmless the Advisor from and against all liabilities, damages, costs and expenses that the Advisor may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Advisor with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Company and the Funds; provided, however, that the Advisor will not be entitled to indemnification with respect to any liability to the Company or its shareholders by reason of the Advisor's breach of fiduciary duty with respect to the receipt of compensation for services or the willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties, or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement.

    (C) The Advisor acknowledges and agrees that the Declaration of Trust of the Company provides that the Trustees of the Company and the officers of the Company executing this Agreement on behalf of the Company shall not be personally bound hereby or liable hereunder, nor shall resort be had to their private property or the private property of the shareholders of the Company for the satisfaction of any claim or obligation under this Agreement.

  11. Duration or Termination. This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein,
shall continue until October 31,     . Thereafter, this Agreement will be
extended with respect to each Fund for successive one-year periods ending on October 31st of each year provided each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. This Agreement may be terminated by the Company at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Company or by a vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Advisor, or by the Advisor at any time, without payment of penalty, on 60 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.

  12. Representations and Warranties.

    (A) The Company represents and warrants to the Advisor that: (i) it is a business trust duly organized and existing and in good standing under the laws of the State of Delaware and is duly qualified to conduct its business in the State of Delaware and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered open-end management investment company under the 1940 Act; (iii) a registration statement on Form N-1A under the Securities Act of 1933, as amended, on behalf of the Funds is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Funds being offered for sale; (iv) it is empowered under applicable laws and by its Declaration of Trust and Bylaws to enter into and perform this Agreement; and (iv) all requisite trust proceedings have been taken to authorize it to enter into and perform this Agreement.

    (B) The Advisor represents and warrants to the Company that: (i) it is a corporation duly organized and existing and in good standing under the laws of the State of California and is duly qualified to conduct its business in the State of California and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered investment adviser under the Investment Advisers Act of 1940; (iii) it is empowered under applicable laws to enter into and perform this Agreement; and (iv) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

  13. Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys' fees and costs.

  14. Names. The name "Horace Mann Mutual Funds" refers to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated November 7, 1996, as amended, which is hereby referred to and a copy of which is on file at the principal office of the Company. The Trustees, officers, employees and agents of the Company shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other interest or undertaking of the Company made by the trustees or by any officer, employee or agent of the Company, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder. All persons dealing with any series or class of shares of the Company may enforce claims against the Company only against the assets belonging to such series or class.

  15. Notices. Notices of any kind to be given to the Company hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Company at the following:

                       With a copy to:

                       Cathy G. O'Kelly, Esq.
                       Vedder, Price, Kaufman & Kammholz
                       222 North LaSalle Street, 26th Floor
                       Chicago, Illinois 60601

or at such other address or to such individual as shall be so specified by the Company to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Advisor at:

                         Wilshire Associates Incorporated
                         1299 Ocean Avenue, Suite 700
                         Santa Monica, California 90401
                         Attention:

or at such other address or to the attention of such other individual as shall be so specified by the Advisor to the Company.

  16. Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 10 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Commission thereunder.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          HORACE MANN MUTUAL FUNDS

                                          By: _________________________________
                                            (title) ___________________________

Attest: _______________________________
  (name) ____________________________
  (title) ___________________________

                                          WILSHIRE ASSOCIATES INCORPORATED

                                          By: _________________________________
                                            (name) ____________________________
                                            (title) ___________________________

Attest: _______________________________
  (name) ____________________________
  (title) ___________________________

                                  FEE SCHEDULE

GROWTH FUND..............................................  0.400% OF NET ASSETS
BALANCED FUND............................................  0.400% OF NET ASSETS
INCOME FUND..............................................  0.400% OF NET ASSETS
SHORT TERM FUND..........................................  0.125% OF NET ASSETS
SMALL CAP GROWTH FUND....................................  1.150% OF NET ASSETS
INTERNATIONAL EQUITY FUND................................  0.850% OF NET ASSETS
SOCIALLY RESPONSIBLE FUND................................  0.700% OF NET ASSETS

                                                                      EXHIBIT B

                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

  This Agreement (Agreement) made this 29th day of October, 1998 by and between Horace Mann Investors Inc., a registered investment adviser (Adviser) and Scudder Kemper Investments, Inc., a Delaware corporation and registered investment adviser (Sub-Adviser).

  WHEREAS, Adviser is the investment adviser and business manager for the Horace Mann Mutual Funds (the Funds), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), currently consisting of seven separate series or portfolios, including the Growth Fund, the Small Cap Growth Fund, the International Equity Fund, the Socially Responsible Fund, the Balanced Fund, the Income Fund, and the Short-Term Investment Fund;

  WHEREAS, Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Horace Mann Socially Responsible Fund and the Horace Mann International Equity Fund (the Fund Portfolios), upon the terms and conditions set forth;

  NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

  1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund Portfolios for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services set forth for the compensation herein provided. Sub-Adviser represents that it is registered as an Investment Adviser under federal laws and any applicable state laws.

  2. SUB-ADVISER SERVICES. Subject always to the supervision of the Fund's Board of Trustees and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund Portfolios and place all orders for the purchase and sale of securities, all on behalf of the Fund Portfolios. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and Fund Portfolios and will monitor the Fund Portfolios' investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund Portfolios as set forth in the prospectus and Statement of Additional Information for the Fund Portfolios, as amended from time to time, as well as any other objectives, policies or limitations provided by the Adviser from time to time.

  Sub-Adviser will provide reports at least quarterly to the Board of Trustees and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Trustees from time to time at reasonable times to review investment policies of the Fund Portfolios and to consult with Adviser regarding the Investment affairs of the Fund Portfolios.

  Sub-Adviser agrees that it:

      a. will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

      b. will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including all requirements necessary for the Fund Portfolios to comply with subchapter M and section 817(h) of the Internal Revenue Code;

      c. is authorized to and will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund Portfolios and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of the Fund Portfolios' orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the Transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. Some securities considered for investment by the Fund Portfolios may also be appropriate for other funds and/or clients served by the Sub-Adviser. To assure fair treatment of the Fund Portfolios and all clients of the Sub-Adviser in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Fund Portfolios and clients in a manner deemed equitable by the Sub-Adviser;

      d. will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Fund Portfolios, including without limitation, review of the general investment strategies of the Fund Portfolios, the performance of the Fund Portfolios in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

      e. will prepare such books and records with respect to the Fund Portfolios' securities transactions as requested by the Adviser and will furnish Adviser and Fund's Board of Trustees such periodic and special reports as the Board or Adviser may reasonably request;

      f. will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser's fiduciary duties under this Agreement;

  3. EXPENSE. During the terms of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any), purchased for the Fund Portfolios.

  4. COMPENSATION. For the services provided and the expenses assumed under this Agreement for each Fund Portfolio, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, at the end of each calendar month a Sub-Advisory fee computed at the annual rate set forth in
Exhibit 1--Fee Schedule, applied to the average daily net assets of the Fund Portfolio during that calendar month.

  5. SERVICES TO OTHERS. Adviser understands and has advised Fund's Board of Trustees, that Sub-Adviser acts as an investment adviser or sub-investment adviser to other investment companies and other advisory clients.

  6. LIMITATION OF LIABILITY. Neither the Sub-Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the Sub-Adviser of its duties hereunder except of liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

  7. TERM, TERMINATION, AMENDMENT. This Agreement shall become effective with respect to the Fund Portfolios on October 29, 1998, provided that it is approved by a vote of a majority of the outstanding voting securities of each Fund Portfolio in accordance with the requirement of the 1940 Act and shall remain in full force until November 30, 1998 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder, provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, the Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty days' written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund Portfolio on sixty days written notice to Sub-Adviser by the Fund.

This Agreement may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by the Adviser, the Board of Trustees or by a vote of majority of the outstanding voting securities of such Fund Portfolio in the event the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a material breach of the covenants of the Sub-Adviser under this Agreement.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in
Section 4 earned prior to such termination.

This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and that Fund Portfolio is terminated, assigned or not renewed.

  8. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  9. LIMITATIONS ON LIABILITY. All parties are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, all of which are on file with the Secretary of the State of Delaware, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund Portfolio for the enforcement of any claims.

  10. ADVISER RESPONSIBILITY. Adviser will provide Sub-Adviser with copies of the Fund's Declaration of Trust, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement.

  11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction of effect. If any provision of this Agreement is held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

  12. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 above which will be construed in accordance with Delaware law) the laws of the state of Illinois.

  The Adviser and the Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

Horace Mann Investors, Inc.

By: ___________________________________
Title: ________________________________
                                            Scudder Kemper
                                            Investments, Inc.

                                            By: _______________________________
                                            Title: ____________________________

                                                                      EXHIBIT 1

            SUB-ADVISORY FEE SCHEDULE FOR HORACE MANN MUTUAL FUNDS

INTERNATIONAL EQUITY FUND

    .70% on the First $40,000,000
    .50% on the Next $60,000,000
    .45% on all assets over $100,000,000

  There is no minimum annual fee.

SOCIALLY RESPONSIBLE FUND

    .55% on the First $20,000,000
    .45% on the Next $20,000,000
    .30% on the Next $60,000,000
    .275% on all assets over $100,000,000

  There is no minimum annual fee.

  The above fee schedule shall remain in effect through March 3, 1999, and after such time fees will be subject to renegotiation.

                                                                       EXHIBIT C

                        COMPARABLE INVESTMENT COMPANIES
                           ADVISED BY SCUDDER KEMPER

  Scudder Kemper also serves as an investment adviser or sub-adviser to other funds that have investment objectives similar to that of the International Equity and Socially Responsible Funds. The following table identifies those funds, states their approximate net assets as of November 2, 1998, and sets forth the annual contractual investment advisory fee rate.

                                           ASSETS
 NAME                      OBJECTIVE       (000S)         FEE RATE
 ----                      ---------       ------         --------
 Scudder International Long-term growth   $2,851.5 .900% to $500 million
  Fund................ of capital                  .850% next $500 million
                       primarily                   .800% next $1 billion
                       through a                   .750% next $1 billion
                       diversified                 .700% thereafter
                       portfolio of
                       marketable
                       foreign equity
                       securities
 Scudder Growth and    Long-term growth   $7,452.1 .600% to $500 million
  Income Fund......... of capital,                 .550% next $500 million
                       current income              .500% next $500 million
                       and growth of               .475% next $500 million
                       income primarily            .450% next $1 billion
                       from common                 .425% next $1.5 billion
                       stocks,                     .405% thereafter
                       preferred stocks
                       and securities
                       convertible into
                       common stocks

                                                                       EXHIBIT D

             LIST OF PARTNERS OF WELLINGTON MANAGEMENT COMPANY LLP
                                 AS OF 11/1/98

 Kenneth L. Abrams..... Senior Vice President (Partner)
 Nicholas C. Adams..... Senior Vice President (Partner)
 Rand L. Alexander..... Senior Vice President (Partner)
 Deborah L. Allinson... Senior Vice President (Partner)
 James H. Averill...... Senior Vice President (Partner)
 Karl E. Bandtel....... Senior Vice President (Partner)
 Marie-Claude Bernal... Senior Vice President (Partner)
 William N. Booth...... Senior Vice President (Partner)
 Robert A. Bruno....... Senior Vice President (Partner)
 Paul Braverman........ Senior Vice President & Chief
                        Financial Officer (Partner)
 Pamela Dippel......... Senior Vice President & Director of Mutual
                        Fund Business Group (Partner)
 Robert W. Doran....... Chairman (Managing Partner)
 Charles T. Freeman.... Senior Vice President (Partner)
 Laurie A. Gabriel..... Senior Vice President (Partner)
 Frank J. Gilday....... Senior Vice President (Partner)
 John H. Gooch......... Senior Vice President (Partner)
 Nicholas P. Greville.. Senior Vice President & Director of
                        International Business Development (Partner)
 Paul Hamel............ Senior Vice President (Partner)
 William C. S. Hicks... Senior Vice President (Partner)
 Paul D. Kaplan........ Senior Vice President (Partner)
 John C. Keogh......... Senior Vice President (Partner)
 George C. Lodge, Jr... Senior Vice President (Partner)
 Mark T. Lynch......... Senior Vice President (Partner)
 Nancy T. Lukitsh...... Senior Vice President (Partner) & Director
                        of Marketing
 Christine S. Manfredi. Senior Vice President (Partner)
 Patrick J. McCloskey.. Senior Vice President (Partner)
 Earl E. McEvoy........ Senior Vice President (Partner)
 Duncan M. McFarland... President & Chief Executive Officer
                        (Managing Partner)
 Paul M. Mecray, III... Senior Vice President (Partner)
 Matthew E. Megargel... Senior Vice President (Partner)
 James N. Mordy........ Senior Vice President (Partner)
 Diane C. Nordin....... Senior Vice President (Partner)
 Stephen T. O'Brien.... Senior Vice President (Partner)
 Edward P. Owens....... Senior Vice President (Partner)
 Saul J. Pannell....... Senior Vice President (Partner)

Thomas L. Pappas.................. Senior Vice President (Partner)
David M. Parker................... Senior Vice President (Partner)
Jonathan M. Payson................ Senior Vice President & Director of
                                   Institutional Client Services Group (Partner)
Stephen M. Pazuk.................. Senior Vice President & Treasurer (Partner)
Robert D. Rands................... Senior Vice President (Partner)
Eugene E. Record, Jr.............. Senior Vice President (Partner)
John R. Ryan...................... Senior Vice President (Partner)
Joseph H. Schwartz................ Senior Vice President (Partner)
David W. Scudder.................. Senior Vice President (Partner)
Binkley C. Shorts................. Senior Vice President (Partner)
Trond Skramstad................... Senior Vice President (Partner)
Catherine A. Smith................ Senior Vice President (Partner)
Stephen A. Soderberg.............. Senior Vice President (Partner)
Harriet Tee Taggart............... Senior Vice President (Partner)
Perry M. Traquina................. Senior Vice President (Partner)
Gene R. Tremblay.................. Senior Vice President (Partner)
Mary Ann Tynan.................... Senior Vice President & Secretary (Partner)
Ernst H. von Metzsch.............. Senior Vice President (Partner)
Clare Villari..................... Senior Vice President (Partner)
James L. Walters.................. Senior Vice President & Director of
                                   Business Planning (Partner)
Kim Williams...................... Senior Vice President (Partner)
Frank V. Wisneski................. Senior Vice President (Partner)

                                                                      EXHIBIT E

                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

  This Investment Sub-Advisory Agreement ("Agreement") is made as of the
day of     , 1999 by and between Wilshire Associates Incorporated, a
California corporation ("Adviser") and       , a        ("Sub-Adviser").

  WHEREAS Adviser is the investment adviser of the Horace Mann Mutual Funds (the "Fund"), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), currently consisting of seven separate series or portfolios including the Horace Mann Growth Fund, the Horace Mann Income Fund, the Horace Mann Balanced Fund, the Horace Mann Short-Term Investment Fund, the Horace Mann Socially Responsible Fund, the Horace Mann International Equity Fund, and the Horace Mann Small-Cap Growth Fund;

  WHEREAS Adviser desires to retain Sub-Adviser to furnish investment advisory
services for the                    Fund (the "Fund Portfolio"), and Sub-
Adviser wishes to provide such services, upon the terms and conditions set forth herein;

  NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

  1. APPOINTMENT Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund Portfolio for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

  2. SUB-ADVISER SERVICES Subject always to the supervision of the Fund's Board of Trustees and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of the Fund Portfolio as Adviser shall from time to time designate (the "Portfolio Segment") and place all orders for the purchase and sale of securities on behalf of the Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and the Fund Portfolio and will monitor the Portfolio Segment's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund Portfolio as set forth in the prospectus and Statement of Additional Information for the Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

  Sub-Adviser will provide reports at least quarterly to the Board of Trustees and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Trustees from time to time at reasonable times to review investment policies of the Fund Portfolio with respect to the Portfolio Segment and to consult with Adviser regarding the investment affairs of the Portfolio Segment.

  Sub-Adviser agrees that it:

    a. will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

    b. will conform with all applicable rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for the Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if it were a regulated investment company thereunder;

    c. is authorized to and will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash of the Portfolio Segment for the account of the Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of the Portfolio Segment's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of the Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of the Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused the Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of the Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion;

    d. is authorized to consider for investment by the Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of the Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients' accounts participant simultaneously in a buy or sell program involving the same security, such transactions will be allocated among the Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and the Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including the Portfolio Segment) participating in the transaction;

    e. will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Portfolio Segment, including without limitation, review of the general investment strategies of the Portfolio Segment, the performance of the Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

    f. will prepare such books and records with respect to the Portfolio Segment's securities transactions as requested by Adviser and will furnish Adviser and the Fund's Board of Trustees such periodic and special reports as the Board or Adviser may reasonably request;

    g. will vote all proxies with respect to securities in the Portfolio Segment; and

    h. will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser's fiduciary duties under this Agreement.

  3. EXPENSES During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for the Portfolio Segment.

  4. COMPENSATION For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, at a sub-advisory fee computed and paid as set forth in Exhibit 1--Fee Schedule.

  5. OTHER SERVICES Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or the Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or the Fund Portfolio. Adviser understands and has advised the Fund's Board of Trustees that Sub-Adviser acts as an investment adviser or sub-investment adviser to other investment companies and other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of the Fund Portfolio other than the Portfolio Segment.

  6. AFFILIATED BROKER Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Fund Portfolio in connection with the purchase or sale of securities or other investments for the Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund's Board of Trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolio or the Fund for such services in addition to Sub-Adviser's fees for services under this Agreement.

  7. REPRESENTATIONS OF SUB-ADVISER Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, and (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

  8. BOOKS AND RECORDS Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolio Segment's investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9),
(b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for the Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

  Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of the Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, the Fund Portfolio or the Fund or the composition of the Portfolio Segment. Sub-Adviser may, however, disclose that Adviser, the Fund and the Fund Portfolio are its clients.

  9. CODE OF ETHICS Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1(b) and (c) under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser's code of ethics or, if such a violation has occurred, the nature of such violation and of the action taken in response to such violation.

  10. LIMITATION OF LIABILITY Neither Sub-Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

  Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys' fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or any communication to current or prospective investors in the Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

  11. TERM AND TERMINATION This Agreement shall become effective with respect
to the Portfolio Segment on      , 199 , and shall remain in full force until
     , unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund Portfolio, but only as long as such continuance is specifically approved for the Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund Portfolio, Sub-Adviser may continue to serve in such capacity for the Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

  This Agreement shall terminate as follows:

    a. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to the Fund Portfolio by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

    b. This Agreement may be terminated with respect to the Fund Portfolio any time without payment of any penalty by Adviser, the Board of Trustees or a vote of majority of the outstanding voting securities of the Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

    c. This Agreement shall automatically terminate in the event the Investment Management Agreement between Adviser and the Fund with respect to the Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in
Section 4 earned prior to such termination.

  12. NOTICE Any notice under this Agreement by a party shall be in writing, addressed and personally delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

  13. LIMITATIONS ON LIABILITY All parties are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered into in the name or on behalf thereof by any of its Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the Fund Portfolio for the enforcement of any claims.

  14. ADVISER RESPONSIBILITY Adviser will provide Sub-Adviser with copies of the Fund's Declaration of Trust, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be bind on Sub-Adviser until it is notified thereof.

  15. ARBITRATION OF DISPUTES Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys' fees and costs.

  16. MISCELLANEOUS This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

  17. APPLICABLE LAW This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 above which will be construed in accordance with Delaware law) the laws of the state of California.

  Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED            ___________________________________

By ____________________________________     By ________________________________
Title _________________________________     Title _____________________________
By ____________________________________     By ________________________________
Title _________________________________     Title _____________________________

                                   EXHIBIT 1
                                 FEE SCHEDULE

  Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to the Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of the Portfolio Segment, at the following annual rate:

  Sub-Adviser's fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to the Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

                                                                       EXHIBIT F

                                   PRINCIPALS
                         MELLON EQUITY ASSOCIATES, LLP

Kenneth A. Barker.................... Senior Vice President
                                      Director, Quantitative Analysis & Research
John J. Dagenhard.................... Senior Vice President
                                      Director, Client Service
Scott E. Desmond..................... Senior Vice President
                                      Director, Information Systems
Steven A. Falci, CFA................. Senior Vice President
                                      Portfolio Manager
Ronald P. Gala, CFA.................. Senior Vice President
                                      Portfolio Manager
Lisa A. Gallagher.................... Vice President
                                      Director, Cash Management
John W. Keller....................... Senior Vice President
                                      Director, Equity Trading
Patricia K. Nichols.................. Executive Vice President
                                      Chief Operating Officer
John R. O'Toole, CFA................. Senior Vice President
                                      Portfolio Manager
David K. Penz........................ Senior Vice President
                                      Director, Sales & Marketing
William P. Rydell.................... President
                                      Chief Operating Officer
Robert A. Wilk, CFA.................. Senior Vice President
                                      Portfolio Manager

                                                                      EXHIBIT G

                        COMPARABLE INVESTMENT COMPANIES
                           ADVISED BY MELLON EQUITY

  Mellon Equity also serves as an investment adviser or sub-adviser to other funds that have investment objectives similar to that of the Growth Fund. The following table identifies those funds, states their approximate net assets as of September 30, 1998, and sets forth the annual contractual investment advisory fee rate.

                                                                           FEE
NAME                                 OBJECTIVE                  ASSETS*    RATE
----                                 ---------                  -------    ----
Market Street Fund,    Long-term capital appreciation         $ 19,761,145 0.30%
 Inc.--
 All Pro Large Cap
 Value Portfolio
SEI Institutional      Long-term growth of capital and income $599,565,899 0.35%
 Managed Trust--Large
 Cap Value Portfolio
SEI Institutional      Long-term growth of capital and income $242,744,407 0.40%
 Investments Trust--
 Large Cap Fund

  *Assets shown represent only the portion of such fund's assets being managed by Mellon Equity Associates. LLP.

                                                                       EXHIBIT H
                                   DIRECTORS
                             BRINSON PARTNERS, INC.

Gary P. Brinson.................................... President
Samuel W. Anderson................................. Vice President and Secretary
Henry Doorn, Jr.................................... Treasurer
Benjamin F. Lenhardt, Jr........................... Managing Director

                                                                      EXHIBIT I

                        COMPARABLE INVESTMENT COMPANIES
                          ADVISED BY BRINSON PARTNERS

  Brinson Partners also serves as an investment adviser or sub-adviser to other funds that have investment objectives similar to that of the Growth Fund. The following table identifies those funds, states their approximate net assets as of November 2, 1998, sets forth the annual contractual investment advisory fee rate, and indicates whether Brinson Partners has waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract.

                                                                 ASSETS
NAME                                   OBJECTIVE                (IN 000S) FEE RATE
----                                   ---------                --------- --------
The Brinson Funds--     Maximization of total                    $18,022   0.70%*
 U.S. Large             return, consisting of
 Capitalization Equity  capital appreciation and
 Fund.................. current income, while
                        controlling risk, through
                        investment in equity
                        securities of large capitalization U.S.
                        companies

--------
   *Brinson Partners has agreed to waive its fees and reimburse certain expenses so that total operating expenses do not exceed 0.80% per annum.

VOTING INSTRUCTION/PROXY                          (To be signed on reverse side)
                           Horace Mann Mutual Funds
                                 Balanced Fund
                    SHAREHOLDER MEETING OF JANUARY 13, 1999
 This Voting Instruction/Proxy is Solicited on Behalf of your Board of Trustees

The undersigned hereby appoints George J. Zock and A.L. Gallop, individually or jointly, proxies, each with the power of substitution, to vote all Balanced Fund shares of the undersigned at the Special Meeting of Shareholders of the Horace Mann Mutual Funds, to be held at One Horace Mann Plaza, Springfield, IL on January 13, 1999 at 9:00 a.m. CT, or at any adjournment thereof, upon the proposals set forth in the Voting Instruction/Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1.   Item 1:  Election of Trustees. [_] FOR all nominees listed below (except as marked to the contrary below)

                                    [_] WITHHOLD AUTHORITY to vote for all
                                        nominees listed below

INSTRUCTION:  To withhold voting authority for any individual nominee, strike a line through the nominee's name in the list below:
              A. Thomas Arisman, A.L. Gallop, Richard A. Holt, Richard D. Lang, Harriet A. Russell, George J. Zock.

2.   Item 2:  Ratification of KPMG Peat Marwick LLP as independent auditors for
              the Fund.                        [_] FOR  [_] AGAINST  [_] ABSTAIN

3.   Item 3:  Approval of an Investment Advisory Agreement between the Horace
              Mann Mutual Funds and Wilshire Associates Incorporated.
                                               [_] FOR  [_] AGAINST  [_] ABSTAIN

4.   Item 4:  Approval of a proposal to permit Wilshire Associates Incorporated to replace subadvisers or add subadvisors to the Fund, and to enter into subadvisory agreements with those subadvisers, without
              further shareholder approval.    [_] FOR  [_] AGAINST  [_] ABSTAIN

5.   Item 7a: Approval of a proposal to amend the Fund's fundamental investment restriction with respect to allowing the Fund to hold larger investments in fewer companies. [_] FOR [_] AGAINST [_] ABSTAIN

6.   Item 7b: Approval of a proposal to amend the Fund's fundamental investment restriction with respect to investment in other investment
              companies.                       [_] FOR  [_] AGAINST  [_] ABSTAIN

Share Balance as of November 30, 1998                      Dated:_______________________________ 199____

                                                           _____________________________________________
                                                                             Signature

                                                           _____________________________________________
                                                                     Signature (if held jointly)


                                                           NOTE: When shares are held by joint tenants,
                                                           both must sign. Persons signing as Executor,
                                                           Administrator, Trustee, etc. should so indicate.
                                                           Please sign exactly as the name appears on the
                                                           voting instruction/proxy.


                                                               ----------------------------------------
IF NO CONTRARY SPECIFICATION IS MADE,                            PLEASE MARK, DATE, SIGN AND PROMPTLY
THIS VOTING INSTRUCTION/PROXY WILL BE                            RETURN THIS VOTING INSTRUCTION/PROXY
VOTED FOR THE PROPOSALS IN ITEMS                                CARD USING THE ENCLOSED ENVELOPE.
1, 2, 3, 4, 7a AND 7b.                                         ----------------------------------------

                                                                                             HF-JCL 147


VOTING INSTRUCTION/PROXY                          (To be signed on reverse side)
                           Horace Mann Mutual Funds
                                  Growth Fund
                   SHAREHOLDER MEETING OF JANUARY 13, 1999
This Voting Instruction/Proxy is Solicited on Behalf of your Board of Trustees

The undersigned hereby appoints George J. Zook and A.L. Gallop, individually or jointly, proxies, each with the power of substitution, to vote all Growth Fund shares of the undersigned at the Special Meeting of Shareholders of the Horace Mann Mutual Funds, to be held at One Horace Mann Plaza, Springfield, IL on January 13, 1999 at 9:00 a.m. CT, or at any adjournment thereof, upon the proposals set forth in the Voting Instruction/Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1.  Item 1:   Election of Trustees  [_] FOR all nominees listed below (except as marked to the contrary below)
                                    [_] WITHHOLD AUTHORITY to vote for all
                                        nominees listed below

INSTRUCTION:  To withhold voting authority for any individual nominee, strike a line through the nominee's name in the list below:
              A. Thomas Arisman, A.L. Gallop, Richard A. Holt, Richard D. Lang,
              Harriet A. Russell, George J. Zock
2.  Item 2:   Ratification of KPMG Peat Marwick LLP as independent auditors for the Fund.
                                        [_] FOR     [_] AGAINST      [_] ABSTAIN
3.  Item 3:   Approval of an Investment Advisory Agreement between the Horace
              Mann Mutual Funds and Wilshire Associates Incorporated.
                                        [_] FOR     [_] AGAINST      [_] ABSTAIN
4.  Item 4:   Approval of a proposal to permit Wilshire Associates Incorporated to replace subadvisers or add subadvisers to the Fund, and to enter into subadvisory agreements with those subadvisers, without further shareholder approval.
                                        [_] FOR     [_] AGAINST      [_] ABSTAIN
5.  Item 6a:  Approval of an Investment Sub-Advisory Agreement between Mellon
              Equity Associates, LLP and Wilshire Associates Incorporated.
                                        [_] FOR     [_] AGAINST      [_] ABSTAIN
6.  Item 6b:  Approval of an Investment Sub-Advisory Agreement between Brinson
              Partners, Inc. and Wilshire Associates Incorporated.
                                        [_] FOR     [_] AGAINST      [_] ABSTAIN

Share Balance as of November 30, 1998                      Dated:_______________________________ 199____

                                                           _____________________________________________
                                                                             Signature

                                                           _____________________________________________
                                                                     Signature (if held jointly)


                                                           NOTE: When shares are held by joint tenants,
                                                           both must sign. Persons signing as Executor,
                                                           Administrator, Trustee, etc. should so indicate.
                                                           Please sign exactly as the name appears on the
                                                           voting instruction/proxy.


                                                               ----------------------------------------
IF NO CONTRARY SPECIFICATION IS MADE,                            PLEASE MARK, DATE, SIGN AND PROMPTLY
THIS VOTING INSTRUCTION/PROXY WILL BE                            RETURN THIS VOTING INSTRUCTION/PROXY
VOTED FOR THE PROPOSALS IN ITEMS                                 CARD USING THE ENCLOSED ENVELOPE.
1, 2, 3, 4, 6a AND 6b.                                         ----------------------------------------

                                                                                             HF-JCL 145


VOTING INSTRUCTION/PROXY                          (To be signed on reverse side)
                           Horace Mann Mutual Funds
                                  Income Fund
                    SHAREHOLDER MEETING OF JANUARY 13, 1999
This Voting Instruction/Proxy is Solicited on Behalf of your Board of Trustees

The undersigned hereby appoints George J. Zock and A.L. Gallop, individually or jointly, proxies, each with the power of substitution, to vote all Income Fund shares of the undersigned at the Special Meeting of Shareholders of the Horace Mann Mutual Funds, to be held at One Horace Mann Plaza, Springfield, IL on January 13, 1999 at 9:00 a.m. CT, or at any adjournment thereof, upon the proposals set forth in the Voting Instruction/Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1.   Item 1:  Election of Trustees. [_] FOR all nominees listed below (except as marked to the contrary below)

                                    [_] WITHHOLD AUTHORITY to vote for all
                                        nominees listed below

INSTRUCTION:  To withhold voting authority for any individual nominee, strike a line through the nominee's name in the list below:

              A. Thomas Arisman, A.L. Gallop, Richard A. Holt, Richard D. Lang, Harriet A. Russell, George J. Zock

2.   Item 2:  Ratification of KPMG Peat Marwick LLP as independent auditors for
              the Fund.                        [_] FOR  [_] AGAINST  [_] ABSTAIN

3.   Item 3:  Approval of an Investment Advisory Agreement between the Horace
              Mann Mutual Funds and Wilshire Associates Incorporated.
                                               [_] FOR  [_] AGAINST  [_] ABSTAIN

4.   Item 4:  Approval of a proposal to permit Wilshire Associates Incorporated to replace subadvisers or add subadvisors to the Fund, and to enter into subadvisory agreements with those subadvisers, without
              further shareholder approval.    [_] FOR  [_] AGAINST  [_] ABSTAIN

Share Balance as of November 30, 1998                      Dated:_______________________________ 199____

                                                           _____________________________________________
                                                                             Signature

                                                           _____________________________________________
                                                                     Signature (if held jointly)


                                                           NOTE: When shares are held by joint tenants,
                                                           both must sign. Persons signing as Executor,
                                                           Administrator, Trustee, etc. should so indicate.
                                                           Please sign exactly as the name appears on the
                                                           voting instruction/proxy.


                                                               ----------------------------------------
IF NO CONTRARY SPECIFICATION IS MADE,                            PLEASE MARK, DATE, SIGN AND PROMPTLY
THIS VOTING INSTRUCTION/PROXY WILL BE                            RETURN THIS VOTING INSTRUCTION/PROXY
VOTED FOR THE PROPOSALS IN ITEMS                                 CARD USING THE ENCLOSED ENVELOPE.
1, 2, 3 AND 4.                                                 ----------------------------------------

                                                                                             HF-JCL 146


VOTING INSTRUCTION/PROXY                          (To be signed on reverse side)
                           Horace Mann Mutual Funds
                           International Equity Fund
                    SHAREHOLDER MEETING OF JANUARY 13, 1999
 This Voting Instruction/Proxy is Solicited on Behalf of your Board of Trustees

The undersigned hereby appoints George J. Zock and A.L. Gallop, individually or jointly, proxies, each with the power of substitution, to vote all International Equity Fund shares of the undersigned at the Special Meeting of Shareholders of the Horace Mann Mutual Funds, to be held at One Horace Mann Plaza, Springfield, IL on January 13, 1999 at 9:00 a.m. CT, or at any adjournment thereof, upon the proposals set forth in the Voting Instruction/Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1.   Item 1:  Election of Trustees  [_] FOR all nominees listed below (except as marked to the contrary below)

                                    [_] WITHHOLD AUTHORITY to vote for all
                                        nominees listed below

INSTRUCTION:  To withhold voting authority for any individual nominee, strike a line through the nominee's name in the list below:
              A. Thomas Arisman, A.L. Gallop, Richard A. Holt, Richard D. Lang, Harriet A. Russell, George J. Zock

2.   Item 2:  Ratification of KPMG Peat Marwick LLP as independent auditors for
              the Fund.                        [_] FOR  [_] AGAINST  [_] ABSTAIN

3.   Item 3:  Approval of an Investment Advisory Agreement between the Horace
              Mann Mutual Funds and Wilshire Associates Incorporated.
                                               [_] FOR  [_] AGAINST  [_] ABSTAIN

4.   Item 4:  Approval of a proposal to permit Wilshire Associates Incorporated to replace subadvisers or add subadvisers to the Fund, and to enter into subadvisory agreements with those subadvisers, without
              further shareholder approval.    [_] FOR  [_] AGAINST  [_] ABSTAIN

5.   Item 5:  Approval of an Investment Sub-Advisory Agreement between Scudder
              Kemper Investments, Inc. and Horace Mann Investors, Inc.
                                               [_] FOR  [_] AGAINST  [_] ABSTAIN

Share Balance as of November 30, 1998                      Dated:_______________________________ 199____

                                                           _____________________________________________
                                                                             Signature

                                                           _____________________________________________
                                                                     Signature (if held jointly)


                                                           NOTE: When shares are held by joint tenants,
                                                           both must sign. Persons signing as Executor,
                                                           Administrator, Trustee, etc. should so indicate.
                                                           Please sign exactly as the name appears on the
                                                           voting instruction/proxy.


                                                               ----------------------------------------
IF NO CONTRARY SPECIFICATION IS MADE,                            PLEASE MARK, DATE, SIGN AND PROMPTLY
THIS VOTING INSTRUCTION/PROXY WILL BE                            RETURN THIS VOTING INSTRUCTION/PROXY
VOTED FOR THE PROPOSALS IN ITEMS                                 CARD USING THE ENCLOSED ENVELOPE.
1, 2, 3, 4 AND 5.                                              ----------------------------------------

                                                                                             HF-JCL 150


VOTING INSTRUCTION/PROXY                          (To be signed on reverse side)
                           Horace Mann Mutual Funds
                          Short-Term Investment Fund
                    SHAREHOLDER MEETING OF JANUARY 13, 1999
This Voting Instruction/Proxy is Solicited on Behalf of your Board of Trustees

The undersigned hereby appoints George J. Zock and A.L. Gallop, individually or jointly, proxies, each with the power of substitution, to vote all Short-Term Investment Fund shares of the undersigned at the Special Meeting of Shareholders of the Horace Mann Mutual Funds, to be held at One Horace Mann Plaza, Springfield, IL on January 13, 1999 at 9:00 a.m. CT, or at any adjournment thereof, upon the proposals set forth in the Voting Instruction/Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1.   Item 1:  Election of Trustees. [_] FOR all nominees listed below (except as marked to the contrary below)

                                    [_] WITHHOLD AUTHORITY to vote for all
                                        nominees listed below

INSTRUCTION:  To withhold voting authority for any individual nominee, strike a line through the nominee's name in the list below:
              A. Thomas Arisman, A.L. Gallop, Richard A. Holt, Richard D. Lang, Harriet A. Russell, George J. Zock.

2.   Item 2:  Ratification of KPMG Peat Marwick LLP as independent auditors for
              the Fund.                        [_] FOR  [_] AGAINST  [_] ABSTAIN

3.   Item 3:  Approval of an Investment Advisory Agreement between the Horace
              Mann Mutual Funds and Wilshire Associates Incorporated.
                                               [_] FOR  [_] AGAINST  [_] ABSTAIN

4.   Item 4:  Approval of a proposal to permit Wilshire Associates Incorporated to replace subadvisers or add subadvisers to the Fund, and to enter into subadvisory agreements with those subadvisers, without
              further shareholder approval.    [_] FOR  [_] AGAINST  [_] ABSTAIN

Share Balance as of November 30, 1998                      Dated:_______________________________ 199____

                                                           _____________________________________________
                                                                             Signature

                                                           _____________________________________________
                                                                     Signature (if held jointly)


                                                           NOTE: When shares are held by joint tenants,
                                                           both must sign. Persons signing as Executor,
                                                           Administrator, Trustee, etc. should so indicate.
                                                           Please sign exactly as the name appears on the
                                                           voting instruction/proxy.


                                                               ----------------------------------------
IF NO CONTRARY SPECIFICATION IS MADE,                            PLEASE MARK, DATE, SIGN AND PROMPTLY
THIS VOTING INSTRUCTION/PROXY WILL BE                            RETURN THIS VOTING INSTRUCTION/PROXY
VOTED FOR THE PROPOSALS IN ITEMS                                 CARD USING THE ENCLOSED ENVELOPE.
1, 2, 3, AND 4.                                                ----------------------------------------

                                                                                             HF-JCL 148


VOTING INSTRUCTION/PROXY                          (To be signed on reverse side)
                           Horace Mann Mutual Funds
                             Small Cap Growth Fund
                    SHAREHOLDER MEETING OF JANUARY 13, 1999
 This Voting Instruction/Proxy is Solicited on Behalf of your Board of Trustees

The undersigned hereby appoints George J. Zock and A.L. Gallop, individually or jointly, proxies, each with the power of substitution, to vote all Small Cap Growth Fund shares of the undersigned at the Special Meeting of Shareholders of the Horace Mann Mutual Funds, to be held at One Horace Mann Plaza, Springfield, IL on January 13, 1999 at 9:00 a.m. CT, or at any adjournment thereof, upon the proposals set forth in the Voting Instruction/Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1.   Item 1:  Election of Trustees. [_] FOR all nominees listed below (except as marked to the contrary below)

                                    [_] WITHHOLD AUTHORITY to vote for all
                                        nominees listed below

INSTRUCTION:  To withhold voting authority for any individual nominee, strike a line through the nominee's name in the list below:
              A. Thomas Arisman, A.L. Gallop, Richard A. Holt, Richard D. Lang, Harriet A. Russell, George J. Zock.

2.   Item 2:  Ratification of KPMG Peat Marwick LLP as independent auditors for
              the Fund.                        [_] FOR  [_] AGAINST  [_] ABSTAIN

3.   Item 3:  Approval of an Investment Advisory Agreement between the Horace
              Mann Mutual Funds and Wilshire Associates Incorporated.
                                               [_] FOR  [_] AGAINST  [_] ABSTAIN

4.   Item 4:  Approval of a proposal to permit Wilshire Associates Incorporated to replace subadvisers or add subadvisors to the Fund, and to enter into subadvisory agreements with those subadvisers, without
              further shareholder approval.    [_] FOR  [_] AGAINST  [_] ABSTAIN

Share Balance as of November 30, 1998                      Dated:_______________________________ 199____

                                                           _____________________________________________
                                                                             Signature

                                                           _____________________________________________
                                                                     Signature (if held jointly)


                                                           NOTE: When shares are held by joint tenants,
                                                           both must sign. Persons signing as Executor,
                                                           Administrator, Trustee, etc. should so indicate.
                                                           Please sign exactly as the name appears on the
                                                           voting instruction/proxy.


                                                               ----------------------------------------
IF NO CONTRARY SPECIFICATION IS MADE,                            PLEASE MARK, DATE, SIGN AND PROMPTLY
THIS VOTING INSTRUCTION/PROXY WILL BE                            RETURN THIS VOTING INSTRUCTION/PROXY
VOTED FOR THE PROPOSALS IN ITEMS                                 CARD USING THE ENCLOSED ENVELOPE.
1, 2, 3, AND 4.                                                ----------------------------------------

                                                                                             HF-JCL 151


VOTING INSTRUCTION/PROXY                          (To be signed on reverse side)
                           Horace Mann Mutual Funds
                           Socially Responsible Fund
                    SHAREHOLDER MEETING OF JANUARY 13, 1999
 This Voting Instruction/Proxy is Solicited on Behalf of your Board of Trustees

The undersigned hereby appoints George J. Zock and A.L. Gallop, individually or jointly, proxies, each with the power of substitution, to vote all Socially Responsible Fund shares of the undersigned at the Special Meeting of Shareholders of the Horace Mann Mutual Funds, to be held at One Horace Mann Plaza, Springfield, IL on January 13, 1999 at 9:00 a.m. CT, or at any adjournment thereof, upon the proposals set forth in the Voting Instruction/Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1.   Item 1:  Election of Trustees. [_] FOR all nominees listed below (except as marked to the contrary below)

                                    [_] WITHHOLD AUTHORITY to vote for all
                                        nominees listed below

INSTRUCTION:  To withhold voting authority for any individual nominee, strike a line through the nominee's name in the list below:
              A. Thomas Arisman, A.L. Gallop, Richard A. Holt, Richard D. Lang, Harriet A. Russell, George J. Zock.

2.   Item 2:  Ratification of KPMG Peat Marwick LLP as independent auditors for
              the Fund.                        [_] FOR  [_] AGAINST  [_] ABSTAIN

3.   Item 3:  Approval of an Investment Advisory Agreement between the Horace
              Mann Mutual Funds and Wilshire Associates Incorporated.
                                               [_] FOR  [_] AGAINST  [_] ABSTAIN

4.   Item 4:  Approval of a proposal to permit Wilshire Associates Incorporated to replace subadvisers or add subadvisors to the Fund, and to enter into subadvisory agreements with those subadvisers, without
              further shareholder approval.    [_] FOR  [_] AGAINST  [_] ABSTAIN

5.   Item 5:  Approval of an Investment Sub-Advisory Agreement between Scudder
              Kemper Investments, Inc. and Horace Mann Investors, Inc.
                                               [_] FOR  [_] AGAINST  [_] ABSTAIN

Share Balance as of November 30, 1998                      Dated:_______________________________ 199____

                                                           _____________________________________________
                                                                             Signature

                                                           _____________________________________________
                                                                     Signature (if held jointly)


                                                           NOTE: When shares are held by joint tenants,
                                                           both must sign. Persons signing as Executor,
                                                           Administrator, Trustee, etc. should so indicate.
                                                           Please sign exactly as the name appears on the
                                                           voting instruction/proxy.


                                                               ----------------------------------------
IF NO CONTRARY SPECIFICATION IS MADE,                            PLEASE MARK, DATE, SIGN AND PROMPTLY
THIS VOTING INSTRUCTION/PROXY WILL BE                            RETURN THIS VOTING INSTRUCTION/PROXY
VOTED FOR THE PROPOSALS IN ITEMS                                 CARD USING THE ENCLOSED ENVELOPE.
1, 2, 3, 4 AND 5.                                              ----------------------------------------

                                                                                             HF-JCL 149
